As filed with the Securities and Exchange Commission on April 28, 2000
                                                      Registration No. 333-17391
                                                              File No. 811-07959
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\
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 62
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 63

                              ADVISORS SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                       4455 E. Camelback Road, Suite 261E
                                Phoenix, AZ 85018
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (602) 952-1100

                               ROBERT H. WADSWORTH
                       4455 E. Camelback Road, suite 261E
                                Phoenix, AZ 85018
                     (Name and Address of Agent for Service)


 It is proposed that this filing will become effective (check appropriate box):

          [X]  Immediately upon filing pursuant to paragraph (b)
          [ ] On _____________, pursuant to paragraph (b) of Rule 485
          [ ] 60 days after filing pursuant to paragraph (a)(1)
          [ ] On _____________, pursuant to paragraph (a)(1)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] On _____________, pursuant to paragraph (a)(2) of Rule 485

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
     As filed with the Securities and Exchange Commission on April 28, 2000
                                                      Registration No. 333-17391
                                                              File No. 811-07959
================================================================================


                                     Part A

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT

                              ADVISORS SERIES TRUST

                   Avatar Advantage International Equity Fund

                   Avatar Advantage Equity Allocation Fund and
                    Avatar Advantage Balanced Fund (combined)

                                  Al Frank Fund



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
                                   THE AVATAR
                                    ADVANTAGE
                              INTERNATIONAL EQUITY
                                 ALLOCATION FUND

                                   PROSPECTUS
                                 APRIL 28, 2000


This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

Objective of the Fund........................................................  3
Expense Table................................................................  5
How the Fund Will Try to Reach Its Investment Objective......................  6
How the Fund is Managed......................................................  9
A Guide for Investors........................................................ 10
Services Available to Shareholders........................................... 12
How to Redeem Your Shares.................................................... 13
Distributions and Taxes...................................................... 15
Financial Highlights......................................................... 17

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OBJECTIVE OF THE FUND

The Avatar Advantage International Equity Allocation Fund (the "Fund") is to seek long-term capital appreciation by maximizing portfolio returns within prescribed risk limits by capitalizing on significant global market inefficiencies.

HOW DOES THE FUND SEEK TO ACHIEVE ITS OBJECTIVE?

Unlike U.S. asset allocation strategies that are limited to three asset classes: equities, bonds and cash, international asset allocation has a broad spectrum of countries and asset classes within these countries to add value. Two types of inefficiencies present investment opportunities in allocating assets. First, inter-market inefficiencies that occur between countries. Second, intra- market inefficiencies that occur between equity and cash markets within a particular country. The Fund seeks to achieve its objective by investing in rising stock markets outside of the United States and then preserving capital during high-risk periods. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers from at least three countries other than the United States. Equity securities include common stocks and securities having the characteristics of common stocks, such as convertible securities, rights, warrants and World Equity Benchmark Shares (WEBS). In addition to investing in equity securities, the Fund may also enter into foreign currency exchange contracts and purchase other securities to protect against fluctuations in foreign exchange rates.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund is designed for investors who are willing to accept the risks involved in investing in foreign securities. These risks include changing market conditions, economic and political instability and changes in currency exchange rates. Information on foreign companies is often limited, and financial information may be prepared following accounting rules that are different from those used by public companies in the United States. Investing in any equity security carries a degree of risk. Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of the stocks in the Fund's portfolio.

Since the prices of WEBS are correlated to diversified portfolios, WEBS are subject to the declining stock prices, underlying index decline and the possibility that the specific issuer may have financial difficulties. Because WEBS mirror the performance of a single country index, an economic downturn in a single country could adversely affect the price of the WEBS for that country.

In addition, because WEBS will continue to be traded even when trading is halted in the stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information.

The Fund may also use forward currency contracts to try to offset the rise and fall of currency values, which may cause the Fund to suffer a loss.

There is the risk that you may lose money on your investment.

FUND PERFORMANCE

Calendar Year Total Return for the Fund

[BAR CHART]
                                      1999
                                      ----
                                     20.85%
[END BAR CHART]

During the period of time displayed in the bar chart, the Fund's best quarter was 4Q 99, up 15.17%, and its worst quarter was 1Q99 down 0.30%.

Average Annual Total Returns
----------------------------
as of December 31, 1999

                                                 1 Year       Since Inception*
                                                 ------       ----------------
Avatar Advantage International Equity            20.85%            13.57%
Allocation Fund
MSCI EAFE plus Canada Index                      28.27%            21.80%

----------
*    The Fund commenced operations on February 2, 1998.

The Morgan Stanley Capital International (MSCI) EAFE plus Canada Index is a capitalization-weighted index comprised of stocks representing a sampling of companies in a manner that replicates the industry composition of certain foreign markets. Countries included in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

EXPENSE TABLE

You pay certain fees and expenses to buy and hold shares of the Fund. There are two types of expenses involved: shareholder transaction expenses, such as sales loads, and annual operating expenses, such as investment advisory fees. THE FUND IS A NO-LOAD MUTUAL FUND AND HAS NO SHAREHOLDER TRANSACTION EXPENSES.

ANNUAL OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                  1.00%
12b-1 Fee                                                 0.25%
Other Expenses                                           26.46%
                                                         -----
Total Annual Fund Operating Expenses                     27.71%
Fee Waiver and/or Expense Reimbursement(a)              (26.06)%
                                                         -----
Net Expenses                                              1.65%
                                                         =====

----------
(a) The Advisor has contractually agreed to waive its fees and/or pay Fund expenses in order to limit the Fund's Total Annual Fund Operating Expenses (excluding interest and tax expenses) to 1.65% of average daily net assets. This contract's term is indefinite and may be terminated only by the Board of Trustees. The Advisor is permitted to be reimbursed, subject to limitations, for fees it waives and for Fund expenses it pays.

WHAT DOES THE EXPENSE EXAMPLE SHOW?

This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the Total Annual Fund Operating Expenses shown above, and it assumes that these expenses will remain the same over the time periods shown. The example also assumes that you make a single $10,000 investment in the Fund to start with and that you earn a 5% return each year. Finally, it assumes that you redeem all of your shares at the end of each of the time periods. This example is hypothetical, and your actual expenses may be higher or lower.

         1 Year            3 Years          5 Years          10 Years
         ------            -------          -------          --------
          $167              $519             $895             $1,947

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HOW THE FUND WILL TRY TO REACH ITS INVESTMENT OBJECTIVE

WHAT ARE THE FUND'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS?

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital appreciation by maximizing portfolio returns within prescribed risk limits by capitalizing on significant global market inefficiencies

WHAT DOES THE FUND INVEST IN?

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers from at least three countries other than the United States or through the purchase of World Equity Benchmark Shares
(WEBS), which are open-end investment companies that invest in a diversified portfolio of international equities of a single country. Equity securities include common stocks and securities having the characteristics of common stock, such as convertible securities, rights and warrants. In an attempt to hedge the Fund's portfolio, the Fund may buy and sell options on securities and enter into futures contracts and options on such contracts.

The Fund may directly invest in the equity securities of companies or indirectly invest in such companies through the purchase of WEBS located anywhere in the world but intends to invest principally in the following countries: Australia, Canada, France, Germany, Hong Kong, Italy, Japan, Netherlands, Spain, Switzerland and the United Kingdom. The Fund is also permitted to invest up to 10% of its total assets in U.S. companies. The Fund may invest more heavily in U.S. companies when the Advisor's models indicate that foreign markets or economic conditions or trends in currency exchange rates favor domestic securities.

ADDITIONAL MANAGEMENT FEES. The Funds invest in WEBS. WEBS are open-end investment companies that are managed by an advisor unaffiliated with the Advisor. WEBS incur their own advisory fees and operating expenses. As such, in addition to the fees and expenses of the Funds, the Funds' shareholders will also bear the pro rata portion of each WEBS's advisory fees and operational expenses.

The Fund may invest in foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), International Depositary Receipts (IDRs) or other similar securities representing an interest in securities of foreign issuers.

OPTIONS ON SECURITIES

The Fund may buy options as a substitute for positions in the underlying securities. The Fund may also buy call options on securities in order to fix the cost of a future purchase or to attempt to enhance return. The Fund may buy put options on securities to hedge against a decline in the value of the securities

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it owns. The Fund may also write (sell) put and covered call options on securities in which it is authorized to invest. Options transactions will be entered into for hedging purposes and not for speculation.

RISKS. The Fund's ability to use these instruments successfully will depend on the Advisor's ability to accurately predict movements in the prices of the securities, interest rates and the securities markets. There is no assurance that liquid secondary markets for options will always exist, and the correlation between hedging instruments and the securities or sectors being hedged may be imperfect. The requirement to cover obligations may impede portfolio management or the ability to meet redemption requests. It may also be necessary to defer closing out options positions to avoid adverse tax consequences.

FUTURES AND OPTIONS ON FUTURES

The Fund may enter into futures contracts and forward foreign currency exchange contracts, or options on those contracts, involving interest rates, securities and securities indices, for hedging purposes or as a substitute for positions in the underlying securities, as well as in an attempt to realize income.

RISKS. There are risks involved in the use of futures and options on futures, including the risk that the prices of the hedging vehicles may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contracts or options to react differently from the Fund's portfolio securities to market changes. In addition, the Advisor could be incorrect in its expectations about the direction or extent of market movements. In these events, the Fund could lose money on the futures contracts or options. It is also not certain that a secondary market for positions in futures contracts or options will exist at all times, although the Advisor will consider liquidity before entering into these transactions.

WHAT ARE THE FUND'S INVESTMENT STRATEGIES?

Avatar Investors Associates Corp., the Advisor, is a passive investor and will not focus on the characteristics of individual stocks. The Advisor will use internally constructed baskets of equity securities or other instruments to make investments and not engage in active security selection. The Advisor believes the most important step in its investment process is determining the Fund's allocation between equity securities and cash reserves in markets around the world.

The asset allocation decision is based on a proprietary asset allocation model (described below) which measure the risk and potential reward of investing in equity securities relative to the safety of cash reserves in markets around the world. When the Advisor's models indicate that stock market risk is low within a given country, it maintains a large commitment (as fully invested as practicable) to equity securities within a given country. When the Advisor's models indicate that stock market risk is high within a given country, it shifts an appropriate amount of the Fund's assets to cash reserves to protect capital. The Advisor may also shift assets between countries around the world to position itself in markets it feels are more favorable. These shifts to and from equity securities are generally made in increments of five to ten percent of the Fund's net assets, as conditions warrant, based on the Advisor's asset allocation model. To the extent that cash from additional shareholder investments has been received by the Fund, that cash could be invested either in foreign markets or in the United States, depending on which country the Advisor believes the allocation would be most advantageous.

In creating the Fund's international portfolio, the Advisor employs an active country allocation approach. Our investment process identifies both attractive and unattractive markets by using information analyzed through quantitative techniques. The process contains four elements that incorporates its proprietary asset allocation model.

STEP 1. EVALUATING INDIVIDUAL MARKET RISK. Our research has identified factors used to gauge the investment cycles within global markets. These factors, combined in a disciplined manner, are used to derive a composite score. The composite scores are used to determine the overall asset allocation mix. Subsequent to establishing this top-level asset allocation, these scores are used to determine the individual country overweight and underweight allocations relative to the designated benchmark. The significant factors used to identify and measure investment cycles are 1) Economic - economic conditions affect the overall investment environment. Factors useful in assessing a market's economic cycle include interest rates, monetary reserves, discount rates, production levels and employment rates; 2) Market Trend - the market often exhibits persistent trading patterns that can be identified through a series of technical factors. Trends differ in length of time. Therefore, the Advisor measures short, intermediate and long-term momentum; and 3) Valuation - the relative value between stock prices and a company's, or in this case a country's net worth is critical in identifying a boom and bust market cycles. Opportunities exist when a country's market capitalization is overvalued or undervalued relative to the market's fundamentals.

STEP 2. PORTFOLIO CONSTRUCTION. The composite scores for each country's asset class are translated into overweight and underweight positions relative to a designated benchmark. Benchmark guidelines are set for each country based on the market capitalization weight of each market in the benchmark. These guidelines are rebalanced monthly. The benchmark guideline for the Fund is the Morgan Stanley EAFE plus Canada Index, a capitalization-weighted index comprised of stocks representing a sampling of companies in a manner that replicates the industry composition of the markets in which the Advisor would like the Fund to be invested. The index sets the basis for the Fund's allocation of stocks between countries. A range above and below the benchmark is then set based on the trading volume and available investment vehicles for that country. Given these specified guidelines, the model readings or market risk determine the country weights

STEP 3. CURRENCY MANAGEMENT. Foreign currency movements influence the value of all international securities. However, opportunistic hedging can significantly add value. Through our currency model we are able to determine currency trends relative to the U.S. dollar. The models identify periods in which currency risks may adversely impact or enhance the total portfolio value. The critical factors used to identify currency trends and investing opportunities are the level of relative interest rates, a country's trade-weighted exchange rate and currency trend patterns.

STEP 4. PORTFOLIO IMPLEMENTATION. Implementing the recommended allocations is the final element of the investment process. A large component of an international portfolio's return is derived from the county allocation decision. Our process focuses on building a portfolio that replicates the underlying market. Once the asset allocation mix has been established, each country portfolio is constructed using exchange-listed WEBs that provide appropriate market exposure in a cost effective manner.

WHAT ARE THE RISKS OF INVESTING IN FOREIGN SECURITIES?

Investments in foreign securities involve significant and special risks. These include currency fluctuations, political or economic instability in the country of issuer and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the price of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund. Morever, most securities of foreign issuers are not registered with the SEC, and most foreign issuers are not subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. securities issuers. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, (which the Fund may invest in, but currently does not intend to) more volatile.

WHAT DOES THE FUND USE FOR CASH RESERVES?

The Advisor uses high quality, short-term debt securities and money market instruments as cash reserves for the Fund. These short-term debt securities and money market instruments include commercial paper, Money Market Mutual Fund Shares, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements, as well as short-term securities issued by other sovereign governments and investment grade money market instruments issued by foreign banking institutions.

HOW THE FUND IS MANAGED

THE ADVISOR

The Fund's Advisor, Avatar Associates, 900 Third Avenue, New York, NY 10022 has provided asset management services to individuals and institutional investors since 1970. The Advisor was established and is controlled by its Chairman, Edward S. Babbitt, Jr. Theodore M. Theodore, Vice Chairman, is principally responsible for the management of the Fund's portfolio. Mr. Theodore joined the Advisor in 1989 as a Vice President and portfolio manager. He became a Managing Director in 1992 and was Co-Chairman of Research at Avatar from 1993 to 1996. In January 1997 he became Director of Research for the Advisor.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 1.00%.

FUND EXPENSES

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 1.65% of the Fund's average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. (At startup, the Fund is permitted to look for longer periods of four and five years.) Any such reimbursement will be reviewed by the Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

A GUIDE FOR INVESTORS

PRICING THE FUND'S SHARES

The Fund's price, or net asset value, per share,(its "NAV") is calculated by dividing the value of a Fund's total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair value determined in good

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faith by or under the supervision of the Board of Trustees of the Trust. The NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time.

HOW TO PURCHASE SHARES OF THE FUND

The Fund was established primarily to serve those investors in the qualified retirement plan market. There are several ways to purchase shares of the Fund. An Application Form, which accompanies this Prospectus, is used if you send money directly to the Fund by mail or by wire. If you have questions about how to invest, or about how to complete the Application Form, please call an account representative at (800)576-8229

YOU MAY SEND MONEY TO THE FUND BY MAIL

If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to the Avatar Advantage International Equity Allocation Fund) to the Fund's Shareholder Servicing Agent, ICA Fund Services Corp., at the following address:

Avatar Advantage International Equity Allocation Fund
4455 E. Camelback Road, Suite 261E
Phoenix, AZ 85018

YOU MAY WIRE MONEY TO THE FUND

Before sending a wire, you should call the Fund at (800) 576-8229 between 8:30 a.m. and 7:00 p.m., Eastern time, on a day when the NYSE is open for trading, in order to receive an account number. It is important to call and receive this account number, because if your wire is sent without it or without the name of the Fund, there may be a delay in investing the money you wire. You should then ask your bank to wire money to:

Firstar Bank, N.A.
ABA # 0420-0001-3
for credit to Avatar Advantage International Equity Allocation Fund DDA # 488886201
for further credit to [your name
and account number]

Your bank may charge you a fee for sending a wire to the Fund.

YOU MAY PURCHASE SHARES THROUGH AN INVESTMENT BROKER

You may buy and sell shares of the Fund through certain brokers (and their agents, together "brokers") that have made arrangements with the Fund. An order placed with such a broker is treated as if it were placed directly with the

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Fund, and will be executed at the next share price calculated by the Fund. Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. The Fund may pay the broker for maintaining these records as well as providing other shareholder services. In addition, the broker may charge you a fee for handling your order. The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's Prospectus.

MINIMUM INVESTMENTS

The minimum initial investment in the Fund is $2,500. The minimum subsequent investment is $250. However, if you are investing in an Individual Retirement Account (IRA), or you are starting an Automatic Investment Plan (see below), the minimum initial and subsequent investments are $1,000 and $50, respectively.

SUBSEQUENT INVESTMENTS

You may purchase additional shares of the Fund by sending a check, with the stub from an account statement, to the Fund at the address above. Please also write your account number on the check. (If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check.) If you want to send additional money for investment by wire, it is important for you to call the Fund at (800) 576-8229. You may also make additional purchases through an investment dealer, as described above.

WHEN IS MONEY INVESTED IN THE FUND?

Any money received for investment in the Fund from an investor, whether sent by check or by wire, is invested at the NAV of the Fund which is next calculated after the money is received (assuming the check or wire correctly identifies the Fund and account), less any sales charge (if applicable). Orders received from dealers are invested at the NAV next calculated after the order is received, less any sales charge (if applicable). A check or wire received after the NYSE closes is invested as of the next calculation of the Fund's NAV.

OTHER INFORMATION

The Distributor may waive the minimum investment requirements for purchases by certain group or retirement plans. All investments must be made in U.S. dollars, and checks must be drawn on U.S. banks. Third party checks will not be accepted. A charge may be imposed if a check used to make an investment does not clear. The Fund and the Distributor reserve the right to reject any investment, in whole or in part. Federal tax law requires that investors provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of taxes. See the Application Form for more information about backup withholding.

SERVICES AVAILABLE TO SHAREHOLDERS

RETIREMENT PLANS

You may obtain prototype IRA plans from the Fund. Shares of the Fund are also eligible investments for other types of retirement plans.

AUTOMATIC INVESTING BY CHECK

You may make regular monthly investments in the Fund using the "Automatic Investment Plan." A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $100), as if you had written it directly. Upon receipt of the withdrawn money, the Fund automatically invests the money in additional shares of the Fund at the current NAV. Applications for this service are available from the Fund or you may simply complete this section on the new account application form. There is no charge to you for this service. The Funds may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Shareholder Servicing Agent in writing, sufficiently in advance of the next withdrawal.

AUTOMATIC WITHDRAWALS

The Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50. This Program may be terminated or modified by a shareholder or the Funds at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

HOW TO REDEEM YOUR SHARES

You have the right to redeem all or any portion of your Fund shares on each day the NYSE is open for trading.

REDEMPTION IN WRITING

You may redeem your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

Avatar Advantage International Equity Allocation Fund
4455 E. Camelback Road, Suite 261E
Phoenix, AZ 85018

SIGNATURE GUARANTEE

If the value of the shares you wish to redeem exceeds $100,000, or is being sent to any address other than that to what we send your statements, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

REDEMPTION BY TELEPHONE

If you complete the Redemption by Telephone portion of the Fund's Application Form, you may redeem shares on any business day the NYSE is open by calling the Fund's Shareholder Servicing Agent at (800) 576-8229 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Application Form. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for IRA accounts.

By establishing telephone redemption privileges, you authorize the Fund and its Shareholder Servicing Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Application Form. The Fund and the Shareholder Servicing Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Fund nor the Shareholder Servicing Agent will be liable for any loss, liability, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days notice to shareholders.

You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

THE PRICE USED FOR A REDEMPTION

The redemption price is the NAV of the Fund's shares next determined after shares are validly tendered for redemption. All signatures of account holders must be included in the request, and a signature guarantee, if required, must also be included for the request to be valid.

WHEN REDEMPTION PAYMENTS ARE MADE

As noted above, redemption payments for telephone redemptions are sent on the day after the telephone call is received. Payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, the Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the Securities and Exchange Commission.

If shares were purchased by wire, they cannot be redeemed until the day after the Application Form is received. If shares were purchased by check and then redeemed shortly after the check is received, the Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

REPURCHASES FROM DEALERS

The Fund may accept orders to sell shares from an investment dealer (or their agent) on behalf of a dealer's (or their agent's) customers. The NAV for a sale is that next calculated after receipt of the order from the dealer (or agent). The dealer (or agent) is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, and the Fund may cancel the order if these documents are not received promptly.

OTHER INFORMATION ABOUT REDEMPTIONS

A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500. If the Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, if any, are normally declared and paid by the Fund in December. Capital gains distributions, if any, are also normally made in December, but the Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the NAV on the reinvestment date unless you have previously requested in writing to the Shareholder Servicing Agent or on the Account Application Form that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the NAV on the record date by the amount of the dividend or distribution. You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

TAXES

Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. Distributions designated as capital gains dividends are taxable as capital gains regardless of the length of time shares of the Fund have been held. You should consult your own advisors concerning federal, state and local taxation of distributions from the Fund.

DISTRIBUTION ARRANGEMENTS

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This rule allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provides to its shareholders. The maximum amount of the fee authorized is 0.25% of the Fund's average daily net assets annually, which is payable to the Advisor, as Distribution Coordinator. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during its past fiscal year. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, for the year ended December 31, 1999, and by other independent accountants for the period prior to December 31, 1999. PricewaterhouseCoopers LLP's report and the Fund's financial statements are included in the Fund's annual report which is available upon request.

For a share outstanding throughout the period

                                                 Year         February 2, 1998*
                                                 Ended             through
                                           December 31, 1999   December 31, 1998
                                           -----------------   -----------------

Net asset value, beginning of period            $  9.94            $ 10.00

Income from investment operations:
  Net investment income/(loss)                    (0.07)              0.23
  Net realized and unrealized
    gain on securities                             2.14               0.30
                                                -------            -------
Total from investment operations                   2.07               0.53

Less distributions:
  From net investment income                       0.00              (0.21)
  From net capital gains                          (0.14)             (0.38)
  In excess of net realized gains                 (0.13)              0.00
                                                -------            -------
Total distributions paid                          (0.27)             (0.59)

Net asset value, end of period                  $ 11.74            $  9.94
Total return                                      20.85%              5.50%**

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $   508            $   413

Ratio of expenses to average net assets            1.65%              1.65%+
Ratio of net investment income/(loss)
to average net assets                             (0.69)%             2.45%+

Portfolio turnover rate                           67.19%            177.43%

----------
*    Commencement of operations.
+    Annualized.
**   Not Annualized.

           THE AVATAR ADVANTAGE INTERNATIONAL EQUITY ALLOCATION FUND,
                        A SERIES OF ADVISORS SERIES TRUST

                              FOR MORE INFORMATION

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund.

The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The annual reports include a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during its last fiscal year.

The SAIs and shareholder reports are available free upon request. To request them or other information, or to ask any questions, please call or write:

                                 1-800-576-8229

              Avatar Advantage International Equity Allocation Fund
                           c/o ICA Fund Services Corp.
                             4455 E. Camelback Road
                                   Suite 261E
                                Phoenix AZ 85018

The SAI and other Fund information may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-202-942-8090 for information about the Room's operations.

Reports and other Fund information are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, for duplicating fees, by writing to the SEC's Public Reference Section, Washington, DC 20549-6009 or via email at www.publicinfo@sec.com.


                                        The Fund's SEC File Number is 811-07959.

                                   THE AVATAR
                                ADVANTAGE EQUITY
                                 ALLOCATION FUND
                                        &
                                   THE AVATAR
                                    ADVANTAGE
                                  BALANCED FUND

                                   PROSPECTUS
                                 APRIL 28, 2000


This combined Prospectus sets forth basic information about the Funds that you should know before investing. It should be read and retained for future reference.

SHARES OF THE FUNDS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

Objectives of the Funds......................................................  3
Expense Table................................................................  6
How the Funds Will Try to Reach Their Investment Objectives..................  7
How the Funds are Managed....................................................  9
A Guide for Investors........................................................ 12
Services Available to Shareholders........................................... 16
How to Redeem Your Shares.................................................... 16
Distributions and Taxes...................................................... 19
Financial Highlights......................................................... 20

OBJECTIVES OF THE FUNDS

The AVATAR ADVANTAGE EQUITY ALLOCATION FUND (the "Equity Fund") invests in equity securities for the purpose of seeking long-term capital appreciation. The AVATAR ADVANTAGE BALANCED FUND (the "Balanced Fund") (collectively the "Funds") invests in equity securities, bonds and money-market securities for the purpose of seeking long-term capital appreciation and preserving capital during market downturns.

WHAT ARE THE PRINCIPLE RISKS OF INVESTING IN THE FUNDS?

The risk exists that you could lose money on your investment in either Fund. This could happen if any of the following events happen:

IN EITHER FUND

*    The market in general, in which a Fund invests, falls.

* The Advisor is incorrect in its expectations about the direction or extent of market movements.

* The prices of futures and options on futures may not correlate with the prices of the securities in a Fund's portfolio.

* A Fund cannot liquidate its positions in futures and options on futures because a secondary market for these securities may not exist at all times.

IN THE EQUITY FUND

* Companies in which the Fund invests do not grow, grow more slowly than anticipated or fall in value.

* A particular segment of the stock market where the Equity Fund is heavily invested falls out of favor with investors.

* The Advisor's asset allocation model fails to direct the Advisor to the most appropriate mix of cash and equity securities.

IN THE BALANCED FUND

* The Advisor's asset allocation model fails to direct the Advisor to the most appropriate mix of equity securities, bonds or cash.

*    Interest rates rise, causing bond prices to fall.

* The issuer of a bond held in the Balanced Fund's portfolio defaults or threatens default on payment of interest to investors.

By themselves, the Funds may not be a complete investment plan for you. No Fund can guarantee that it will achieve its investment objective. When you sell your shares, you may lose money. An investment in the Balanced Fund, which may invest in money market instruments, is not a bank deposit and is not insured or guaranteed by any government agency.

WHAT IS THE FUNDS' PERFORMANCE?

The following performance information illustrates some of the risk of investing in the Funds. The bar charts shows the Equity Fund's total return for calendar years 1998 and 1999 and the Balanced Fund's total return for calendar year 1999. A table, which follows each bar chart, shows each Fund's average annual total return over time compared with broad-based market indices. Past performance is no guarantee of future results.

                 CALENDAR YEAR TOTAL RETURNS FOR THE EQUITY FUND

During the period of time displayed in the bar chart, the Equity Fund's best quarter was Q4 1998, up 17.13% and its worst quarter was Q3 1998, down 6.16%.

[BAR CHART]
                                 1998      1999
                                 ----      ----
                                25.81%    17.11%
[END BAR CHART]

The bar chart does not reflect sales charges that you may pay to purchase Fund shares. If they were included, the returns would be less than those shown.

                          AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31, 1999

                                     1 Year         Since Inception*
                                     ------         ----------------
The Equity Fund**                    11.84%              18.00%
The S&P 500 Index                    19.53%              23.42%

----------
*    The inception date of the Equity Fund was December 3, 1997.
**   Average annual total returns reflect sales load.

The S&P 500 Composite Stock Price Index is a broad market-capitalization weighted index of 500 stocks designed to represent the broad domestic economy.

                CALENDAR YEAR TOTAL RETURN FOR THE BALANCED FUND

During the period of time displayed in the bar chart, the Balanced Fund's best quarter was Q4 1999, up 11.80% and its worst quarter was Q3 1999, down 3.17%.

[BAR CHART]
                                      1999
                                      ----
                                     11.82%
[END BAR CHART]

The bar chart does not reflect sales charges that you may pay to purchase Fund shares. If they were included, the returns would be less than those shown.

                          AVERAGE ANNUAL TOTAL RETURNS
                             as of December 31, 1999

                                              1 Year       Since Inception*
                                              ------       ----------------
The Balanced Fund**                            6.79%            14.94%
Blended Index                                 19.53%             5.65%

----------
*    The inception date of the Balanced Fund was January 13, 1998.
**   Average annual total returns reflect sales load.

The Blended Index consists of the S&P 500 Index (60%) and the Lehman Corporate Bond Index (40%). The S&P 500 Stock Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Lehman Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt issues and also includes Yankee Bonds.

EXPENSE TABLE

You pay certain fees and expenses to buy and hold shares in a Fund. There are two types of expenses involved: shareholder transaction expenses, such as sales loads, and annual operating expenses, such as investment advisory fees.

SHAREHOLDER TRANSACTION EXPENSES                   Equity Fund     Balanced Fund
                                                   -----------     -------------
  (fees paid directly from your investment)

Sales Load Imposed on Purchases                        4.50%           4.50%
Deferred Redemption Fee (a)                            1.00%           1.00%

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
                                                    Equity Fund    Balanced Fund
                                                    -----------    -------------
Investment Advisory Fees......................         0.85%           0.75%
12b-1 Fee.....................................         0.25%           0.25%
Other Expenses................................         0.89%           6.28%
                                                      ------           -----
Total Annual Fund Operating Expenses..........         1.99%           7.28%
Fee Waiver and/or Expense
     Reimbursement (b)........................        (0.49)%         (5.88)%
                                                      ------          ------
Net  expenses.................................         1.50%           1.40%
                                                      ======          ======

----------
(a) The Redemption Fee (as a percentage of original purchase price or redemption proceeds, whichever is lower) will be imposed on redemptions made within 1 year of purchase.
(b) The Advisor has contractually agreed to waive its fees and/or pay Fund expenses in order to limit each Fund's Total Annual Operating Expenses (excluding interest and tax expenses) as indicated above. This contract's term is indefinite and may be terminated only by the Board of Trustees. The Advisor is permitted to be reimbursed, subject to limitations, for fees it waives and for Fund expenses it pays.

WHAT DOES THE EXPENSE EXAMPLE SHOW?

This example will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It is based on the total annual operating expenses shown above, and it assumes that these expenses will remain the same over the time periods shown. It also assumes that you make a single $10,000 investment in each Fund to start with and that you earn a 5% return each year. Finally, the example assumes that you redeem all of your shares at the end of each of the time periods. This example is hypothetical, and your actual expenses may be higher or lower.

                                      1 Year     3 Years    5 Years     10 Years
                                      ------     -------    -------     --------
EQUITY FUND                            $694       $902       $1,230      $2,154
  Without redemption:                  $595       $902       $1,230      $2,154
BALANCED FUND                          $684       $872       $1,180      $2,049
  Without redemption:                  $585       $872       $1,180      $2,049

HOW THE FUNDS WILL TRY TO REACH THEIR INVESTMENT OBJECTIVES

Both Funds seek long-term capital appreciation by participating in rising markets. The Balanced Fund also seeks to preserve capital.

Avatar Investors Associates Corp., the Advisor, believes that the most important step in its investment process is determining how to allocate a Fund's portfolio. The Advisor maintains asset allocation models for the Funds.

In the Equity Fund, when the Advisor believes market risk is low, it maintains a large commitment (as fully invested as practical) to equity securities. When the Advisor believes market risk is high, it shifts an appropriate amount of the Equity Fund's assets into cash reserves to protect capital. These shifts from and to equity securities are generally made in increments of five to ten percent of the Equity Fund's total net assets, as conditions warrant based on the Advisor's asset allocation model.

In the Balanced Fund, when the Advisor believes market risk is low, it invests as fully as practical in stocks and bonds. When the Advisor believes market risk is high, it reduces equity security and bond holdings. These shifts are generally made in increments of five to ten percent of the Balanced Fund's total net assets, as conditions warrant based on the Advisor's asset allocation model. However, the Balanced Fund will at all times maintain at least 25% of the value of its total assets in fixed-income senior securities.

The Advisor's asset allocation models measure liquidity in the market place. Based on its experience and research, the Advisor believes that changes in financial liquidity - for example, money, credit and reserves - are the best measures of investment market risk. When this liquidity expands beyond what is needed by the "real" or production side of the economy, much of the excess moves into the stock and bond markets. This movement causes stock and bond prices to rise. On the other hand, when liquidity is contracting, economic demands siphon money away from the stock and bond markets. Investment risks increase, and stock and bond prices are subject to declines. Thus, the Advisor makes orderly asset mix decisions by measuring and reacting to current market risk levels as quantified by the Advisor's models.

HOW DOES THE ADVISOR SELECT EQUITY SECURITIES FOR EACH FUND'S PORTFOLIO?

The Advisor's approach to purchasing equity securities is the same for both Funds. The Advisor selects equity securities, consisting of common stocks and securities having the characteristics of common stocks, such as convertible securities, rights and warrants, on the basis of both quantitative and qualitative analysis. It screens a universe of more than 3,400 stocks for liquidity, in order to identify stocks with sufficient trading volume to establish or eliminate a position quickly and cost-effectively. This screen reduces the list of potential candidates to 600 to 700 actively traded issues. The Advisor then ranks each security on both growth and value factors, to identify stocks that possess good growth potential at reasonable prices. The Advisor's qualitative analysis involves identifying the investment themes and stocks that are the best performers in the current market environment. The Standard and Poor's 500 ("S&P 500") benchmarks are employed to determine industry and sector weight. When the Advisor desires maximum exposure to equities, each Fund's diversified portfolio is expected to have between 50 and 70 separate securities. The Advisor may sell a stock when its asset allocation model calls for a reduction in the exposure to equities, when the stock becomes less attractive due to deteriorating fundamentals or when the stock's price falls to a pre-set limit.

HOW DOES THE ADVISOR SELECT BONDS FOR THE BALANCED FUND'S PORTFOLIO?

The Advisor purchases only U.S. Government Securities for the Balance Fund thus avoiding the risks associated with corporate debt. The Advisor actively adjusts the maturity and duration of the securities from among which it chooses. Utilizing various strategies, the Advisor tailors the holdings based on current bond market research and analysis. Quantitative analysis helps determine optimal bond portfolio duration while qualitative analysis helps to carefully assess various maturity combinations to achieve a duration target.

The Advisor does not expect either Fund's annual turnover rate to exceed 150%. High portfolio turnover will increase transaction costs and may result in higher taxes for you compared to other mutual funds with lower turnover rates.

FUTURES AND OPTIONS ON FUTURES

The Funds may enter into futures contracts, or options on those contracts, involving interest rates, securities and securities indices, for hedging purposes or as a substitute for positions in the underlying securities. As a general rule, the Funds will not purchase or sell futures if, immediately thereafter, more than 25% of a Fund's net assets would be hedged.

LENDING SECURITIES

To increase its income, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions. No more than one-third of the Funds' total assets may be loaned. The Funds' loans of portfolio securities will be collateralized at all times by high quality liquid securities. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Funds if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Funds. Any loan might be secured by any one or more of the three types of collateral. The terms of the Funds' loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Internal Revenue Code of 1986.

WHAT DO THE FUNDS USE FOR CASH RESERVES?

The Advisor uses high quality, short-term debt securities and money market instruments as cash reserves for the Funds. These short-term debt securities and money market instruments include shares of Money Market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. The Funds may also buy mortgage-backed securities.

HOW THE FUNDS ARE MANAGED

THE ADVISOR

The Funds' Advisor, Avatar Associates, 900 Third Avenue, New York, NY 10022 has provided asset management services to individuals and institutional investors since 1970. The Advisor was established and is controlled by its Chairman, Edward S. Babbitt, Jr. Both Funds are managed by a committee of in-house investment professionals to maximize overall effectiveness using the asset allocation techniques and strategies developed by the Advisor.

The Advisor provides the Funds with advice on buying and selling securities, manages the investments of the Funds, furnishes the Funds with office space and certain administrative services, and provides most of the personnel needed by the Funds. As compensation, the Funds pay the Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 0.85% for the Equity Fund and 0.75% for the Balanced Fund. During the last fiscal period, total fees paid to the Advisor for the Equity Fund amounted to $50,666, net of waiver. The Advisor waived its entire fee of $11,764 for the Balanced Fund.

PRIOR PERFORMANCE OF THE ADVISOR

The table which follows this discussion sets forth composite performance data relating to the historical performance of institutional private accounts managed by the Advisor for the periods indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Funds (each, a "Composite"). The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts and does not represent the performance of the Funds. You should not consider this performance data as an indication of future performance of a Fund or of the Advisor.

The Composite performance data shown on page 11 was calculated in accordance with recommended standards of the Association for Investment Management and Research (AIMR*). All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees (For the Equity Composite: At actual rates paid from 1983 to the present; returns prior to 1983 reflect the deduction of a fee of 1% per annum, the Advisor's highest advisory fee.), brokerage commissions and execution costs paid by institutional private accounts of the Advisor without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Each Composite includes all actual, fee-paying, discretionary institutional private accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Composite. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. Beginning in January 1993 for the Equity Composite and beginning in January 1994 for the Balanced Composite, the quarterly returns combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed 3% of the value of the account) by asset-weighting each individual account's asset value as of the beginning of the quarter. Quarterly returns prior to that time are equally weighted. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

--------
* AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisors. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisors of their performance results, and
     (ii) ensure uniformity in reporting so that performance results of investment advisors are directly comparable.

The institutional private accounts that are included in each Composite are not subject to the same types of expenses to which the Funds are subject to nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act or the Internal Revenue Code. Consequently, the performance results for the Composites could have been adversely affected if the institutional private accounts included in the Composites had been regulated as investment companies.

The investment results of the Composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investing in the Funds. Investors should also be aware that the use of the methodology required by Securities and Exchange Commission rules could result in different performance data than that shown.

EQUITY COMPOSITE

ANNUALIZED TOTAL RETURNS FOR YEAR ENDED DECEMBER 31, 1999

Number                                 Advisor's                     S&P
of Years                               Composite                     500
--------                               ---------                     ---
One Year                                 17.4%                      21.0%
Three Years                              20.5%                      27.6%
Five Years                               20.3%                      28.5%
Ten Years                                14.2%                      18.2%
Inception
(1/1/74 - 12/31/99)                      14.6%                      15.1%

BALANCED COMPOSITE

ANNUALIZED TOTAL RETURNS FOR YEAR ENDED DECEMBER 31, 1999

Number                                   Advisor's                  60s/30b/
of Years                                 Composite                    10c*
--------                                 ---------                    ----
One Year                                   10.7%                      12.4%
Three Years                                15.8%                      18.8%
Five Years                                 16.8%                      19.9%
Ten Years                                  12.8%                      13.9%
Inception
(7/1/86 - 12/31/99)                        12.8%                      13.4%

----------
* The 60s/30b/10c Index is a blended index that provides the most appropriate comparison for the Advisor's composite. The Index is weighted 60% S&P 500 Index, 30% Lehman Corporate Bond Index (including all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt issues and Yankee Bonds) and 10% cash equivalent securities (primarily Treasury bills).

FUND EXPENSES

Each Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Funds to ensure that the Funds' aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 1.50% and 1.40% of the Funds' average daily net assets, for the Equity Fund and Balanced Fund, respectively. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by each Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by each Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. (At startup, the Fund is permitted to look for longer periods of four and five years.) Any such reimbursement will be reviewed by the Trustees. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

A GUIDE FOR INVESTORS

PRICING THE FUNDS' SHARES

Each Fund's price, or net asset value per share, is calculated by dividing the value of a Fund's total assets, less its liabilities, by the number of its shares outstanding. In calculating the net asset value, portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values determined in good faith by or under the supervision of the Board of Trustees of the Trust. The net asset value is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time.

HOW TO PURCHASE SHARES OF THE FUNDS

There are several ways to purchase shares of the Funds. An Application Form, which accompanies this Prospectus, is used if you send money directly to the Funds by mail or by wire. If you have questions about how to invest, or about how to complete the Application Form, please call an account representative at
(888) 263-6452.

YOU MAY SEND MONEY TO THE FUND BY MAIL

If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to the Avatar Funds) to the Funds' Shareholder Servicing Agent, American Data Services, Inc. at the following address:

The Avatar Funds
P.O. Box 640947
Cincinnati, OH 45264-0947

If you wish to send your Application Form and check via an overnight delivery services (such as FedEx), delivery cannot be made to a post office box. In that case, you should use the following address:

The Avatar Funds
c/o Firstar Bank
Mutual Fund Custody Department
425 Walnut Street, M/L 6118,
Sixth Floor
Cincinnati, OH 45202

YOU MAY WIRE MONEY TO THE FUNDS

Before sending a wire, you should call the Fund at (888) 263-6452 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the NYSE is open for trading, in order to receive an account number. It is important to call and receive this account number, because if your wire is sent without it or without the name of the Fund, there may be a delay in investing the money you wire. You should then ask your bank to wire money to:

Firstar Bank
ABA # 0420-0001-3
for credit to [Avatar Fund of your choice]
DDA # 488840232
for further credit to [your name
and account number]

Your bank may charge you a fee for sending a wire to the Fund.

YOU MAY PURCHASE SHARES THROUGH AN INVESTMENT DEALER

You may buy and sell shares of the Fund through certain brokers (and their agents, together "brokers") that have made arrangements with the Fund. An order placed with such a broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund less any sales charge (if applicable). Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. The Fund may pay the broker for maintaining these records as well as providing other shareholder services. In addition, the broker may charge you a fee for handling your order. The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

Investment Advisors or Financial Planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts, if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent may place trades with the Fund at Net Asset Value. Additionally, retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts" may also purchase at Net Asset Value.

MINIMUM INVESTMENTS

The minimum initial investment in each Fund is $2,500. The minimum subsequent investment is $250. However, if you are investing in an Individual Retirement Account ("IRA"), or you are starting an Automatic Investment Plan (see below), the minimum initial and subsequent investments are $1,000 and $50, respectively.

SUBSEQUENT INVESTMENTS

You may purchase additional shares of the Funds by sending a check, with the stub from an account statement, to the Funds at the address above. Please also write your account number on the check. (If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check.) If you want to send additional money for investment by wire, it is important for you to call the Fund at (888) 263-6452. You may also make additional purchases through an investment dealer, as described above.

WHAT IS THE PRICE YOU PAY FOR EACH SHARE OF THE FUNDS?

When you invest in the Funds, you pay the "offering price" of a share. The offering price of shares is the net asset value (the "NAV") per share plus a sales charge that is based on the amount purchased. The sales charge is 4.50% of the offering price (4.71% of the NAV). The entire sales charge will be retained by the selling broker/dealer.

PURCHASES AT NET ASSET VALUE - Shares of the Funds may be purchased at NAV by
(i) officers, Trustees, directors and full time employees of the Trust, the Advisor, the Administrator and affiliates of those companies, or by their family members; (ii) registered representatives and employees of firms which have selling agreements with the Distributor; (iii) investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (iv) clients of such investment advisors, including pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403 of the Internal Revenue Code, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and (v) by such other investors who are determined to have acquired shares under circumstances not involving any sales expense to the Fund or Distributor. The Distributor or Distribution Coordinator has the right to decide whether a purchase may be made at net asset value.

If an investment is made at net asset value that meets any of the above referenced requirements, the Advisor may pay supplemental distribution assistance out of its own resources, to any dealer who has executed a selling agreement with the Distributor through which the purchase is made. Additionally, the Advisor, at its discretion, may pay a "finders fee" to any person who has assisted the Advisor or Distributor in securing additional investments in the Funds.

MONEY INVESTED IN A FUND

Any money received for investment in a Fund from an investor, whether sent by check or by wire, is invested at the NAV of a Fund which is next calculated after the money is received (assuming the check or wire correctly identifies the Fund and account), less any sales charge (if applicable). Orders received from dealers are invested at the net asset value next calculated after the order is received, less any sales charge (if applicable). A check or wire received after the NYSE closes is invested as of the next calculation of a Fund's NAV.

OTHER INFORMATION

The Funds' Distributor may waive the minimum investment requirements for purchases by certain group or retirement plans. All investments must be made in U.S. dollars, and checks must be drawn on U.S. banks. Third party checks will not be accepted. A charge may be imposed if a check used to make an investment does not clear. The Funds and the Distributor reserve the right to reject any investment, in whole or in part. Federal tax law requires that investors provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of taxes. See the Application Form for more information about backup withholding. The Funds, under certain circumstances, may accept investments of securities appropriate for a Fund's portfolio, in lieu of cash. Prior to making such a purchase, you should call the Advisor to determine if such an investment may be made. The Advisor may, at its own expense, pay third parties for assistance in gathering assets for the Funds.

SERVICES AVAILABLE TO SHAREHOLDERS

RETIREMENT PLANS

You may obtain prototype IRA plans from the Funds. Shares of the Funds are also eligible investments for other types of retirement plans.

AUTOMATIC INVESTING BY CHECK

You may make regular monthly investments in the Funds using the "Automatic Investment Plan." A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $50), as if you had written it directly. Upon receipt of the withdrawn money, the Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Fund or you may simply complete this section on the new account application form. There is no charge to you for this service. The Funds may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Shareholder Servicing Agent in writing, sufficiently in advance of the next withdrawal.

AUTOMATIC WITHDRAWALS

The Funds offer a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50. This Program may be terminated or modified by a shareholder or the Funds at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of a Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

HOW TO REDEEM YOUR SHARES

You have the right to redeem all or any portion of your shares of a Fund on each day the NYSE is open for trading. A redemption fee of 1.00% (as a percentage of original purchase price or redemption proceeds, whichever is lower) will be imposed on redemptions made within 1 year of purchase. In order to keep any applicable redemption fee as low as possible, shares not subject to a redemption fee will be sold first, on a first-in, first-out basis.

REDEMPTION IN WRITING

You may redeem your shares by simply sending a written request to the Funds. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

The Avatar Funds
150 Motor Parkway, Suite 109
Hauppauge, NY 11788

SIGNATURE GUARANTEE

If the value of the shares you wish to redeem exceeds $100,000, or is being sent to any address other than that to what we send your statements, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

REDEMPTION BY TELEPHONE

If you complete the Redemptions by Telephone portion of the Fund's Application Form, you may redeem shares on any business day the NYSE is open by calling the Funds' Shareholder Servicing Agent at (888) 263-6452 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Application Form. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for IRA accounts.

By establishing telephone redemption privileges, you authorize the Funds and their Shareholder Servicing Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Application Form. The Funds and the Shareholder Servicing Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Funds nor the Shareholder Servicing Agent will be liable for any loss, liability, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days notice to shareholders.

You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

THE PRICE USED FOR A REDEMPTION

The redemption price is the net asset value of the Fund's shares, less the Redemption Fee (if applicable) next determined after shares are validly tendered for redemption. All signatures of account holders must be included in the request, and a signature guarantee, if required, must also be included for the request to be valid.

WHEN REDEMPTION PAYMENTS ARE MADE

As noted above, redemption payments for telephone redemptions are sent on the day after the telephone call is received. Payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, the Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the Securities and Exchange Commission.

If shares were purchased by wire, they cannot be redeemed until the day after the Application Form is received. If shares were purchased by check and then redeemed shortly after the check is received, the Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

REPURCHASES FROM DEALERS

The Fund may accept orders to sell shares from an investment dealer (or their agent) on behalf of a dealer's (or their agent's) customers. The NAV for a sale is that next calculated after receipt of the order from the dealer (or agent). The dealer (or agent) is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, and the Funds may cancel the order if these documents are not received promptly.

OTHER INFORMATION ABOUT REDEMPTIONS

A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500. If the Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, if any, are normally declared and paid by the Funds in December. Capital gains distributions, if any, are also normally made in December, but the Funds may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Shareholder Servicing Agent or on the Account Application Form that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

TAXES

Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. Distributions designated as capital gains dividends are taxable as capital gains regardless of the length of time shares of the Fund have been held. You should consult your own advisors concerning federal, state and local taxation of distributions from the Fund.

DISTRIBUTION ARRANGEMENTS

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This rule allows the Fund to pay distribution fees for the sale and distribution of its shares and for services it provides to its shareholders. The maximum amount of the fee authorized is 0.25% of each Fund's average daily net assets annually, which is payable to the Advisor, as Distribution Coordinator. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during its past fiscal year. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the year ended December 31, 1999, and by other independent accountants for the periods prior to December 31, 1999. PricewaterhouseCoopers LLP's report and each Fund's financial statements are included in the Fund's annual report which is available upon request.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                         Equity Fund
                                         -----------------------------------------------
                                              Year            Year         Dec. 3, 1997*
                                             Ended           Ended            through
                                         Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1997
                                         -------------    -------------    -------------
Net asset value, beginning of period        $ 11.84          $ 10.02          $ 10.00
                                            -------          -------          -------

Income from investment operations:
Net investment income                          0.01             0.05             0.01
Net realized and unrealized gain
    on securities                              1.98             2.48             0.02
                                            -------          -------          -------
Total from investment operations               1.99             2.53             0.03
                                                             -------          -------

Less distributions:
    From net investment income                (0.00)           (0.05)           (0.01)
    From capital gains                        (1.38)           (0.64)            0.00
    In excess of net realized gains           (0.14)            0.00             0.00
                                                                              -------
    Tax return of capital                     (0.00)           (0.02)            0.00
                                            -------          -------          -------
Total distributions                           (1.52)           (0.71)           (0.01)
                                            -------          -------          -------
Net asset value, end of period              $ 12.31          $ 11.84          $ 10.02
                                            =======          =======          =======
Total return                                  17.11%           25.81%            0.22%=

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)        $  14.1          $  14.7          $  20.2
Ratio of expenses to average net assets:
    Before expense reimbursement               1.99%            2.03%            1.52%+
    After expense reimbursement                1.50%            1.50%            1.39%+
Ratio of net investment income to
  average net assets:
   After expense reimbursement                 0.08%            0.36%            0.47%+

Portfolio turnover rate                      101.86%           79.95%            2.48%=

*    Commencement of operations.
+    Annualized.
=    Not annualized.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                          Balanced Fund
                                                 -------------------------------
                                                     Year         Jan. 13, 1998*
                                                    Ended            through
                                                 Dec 31, 1999      Dec. 31, 1998
                                                 ------------      -------------

Net asset value, beginning of period               $   11.95         $   10.00
                                                   ---------        ---------

Income from investment operations:
  Net investment income                                 0.21             0.19
  Net realized and unrealized
    gain on investments                                 1.17             2.11
                                                   ---------        ---------
Total from investment operations                        1.38             2.30

Less distributions:
  From net investment income                           (0.21)           (0.19)
  From capital gains                                   (0.67)           (0.16)
  In excess of net realized gains                      (0.04)            0.00
                                                   ---------        ---------
Total distributions                                    (0.92)           (0.35)
                                                   ---------        ---------

Net asset value, end of period                     $   12.41        $   11.95
                                                   =========        =========

Total return                                           11.82%           23.11%=

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $   1,725        $   1,543

Ratio of expenses to average net assets:
  Before expense reimbursement                          7.28%            8.59%+
  After expense reimbursement                           1.40%            1.40%+
Ratio of net investment income to
  average net assets:
  After expense reimbursement                           1.73%            1.89%+

Portfolio turnover rate                               101.53%           95.00%

*    Commencement of operations.
+    Annualized.
=    Not annualized.

                 THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND AND
                       THE AVATAR ADVANTAGE BALANCED FUND,
                     EACH A SERIES OF ADVISORS SERIES TRUST

                              FOR MORE INFORMATION

The Statement of Additional Information (SAI) includes additional information about the Funds.

Each Fund's annual and semi-annual report to shareholders contains additional information about the Funds' investments. The annual reports include a discussion of the market conditions and investment strategies which significantly affected each Fund's performance during their last fiscal year.

The SAIs and shareholder reports are available free upon request. To request them or other information, or to ask any questions, please call or write:

                                 1-888-263-6452

                                The Avatar Funds
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

The SAIs and other Fund information may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-202-942-8090 for information about the Room's operations.

Reports and other Fund information are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, for duplicating fees, by writing to the SEC's Public Reference Section, Washington, DC 20549-6009 or via email at www.publicinfo@sec.gov.


                                        The Funds' SEC File Number is 811-07959.

                                THE AL FRANK FUND


                                   PROSPECTUS
                                 APRIL 28, 2000




                               THE AL FRANK FUND
                           465 FOREST AVENUE, SUITE I
                             LAGUNA BEACH, CA 92651
                      SHAREHOLDER SERVICES: (888) 263-6443
                           DAILY NAV: (877) 654-1325
                                WWW.ALFRANK.COM

                                THE AL FRANK FUND

                                   PROSPECTUS

                                 APRIL 28, 2000

THE AL FRANK FUND invests in value stocks for growth of capital.

This Prospectus contains basic information that you should know before you invest. Please read it and keep it for future reference.

TABLE OF CONTENTS

Goal and Strategy............................................................  2

Fund Performance.............................................................  3

Expense Table................................................................  4

Investment Objectives, Principal Strategies And Related Risks................  5

Management of The Fund.......................................................  6

Investor Guide...............................................................  7

Services Available to Shareholders........................................... 10

How to Redeem Your Shares.................................................... 11

Distributions and Taxes...................................................... 13

Financial Highlights......................................................... 15

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

GOAL AND STRATEGY

WHAT IS THE FUND'S GOAL? The Fund seeks growth of capital.

HOW WILL THE FUND TRY TO REACH ITS GOAL?

Al Frank Asset Management, Inc. (the Advisor) selects equity securities that it believes are out of favor and undervalued. The Advisor then purchases the securities and holds them until it believes that the securities have reached a fair value or sells them when it believes a strong market sell signal has been generated. The Advisor does not expect the Fund's annual turnover rate to exceed 25%.

For leverage purposes, the Fund may borrow money from banks, up to one-third of its total assets, and may also sell securities short. If the Advisor believes that market conditions warrant a temporary defensive position, the Fund may invest without limit in high-quality, short-term debt securities and money market instruments. In this scenario, the Fund will not be pursuing its stated goal.

WHAT ARE THE PRINCIPLE RISKS OF INVESTING IN THE FUND?

The value of your investment in the Fund will go up and down as the stocks in the Fund's portfolio change in price. The prices of the stocks the Advisor selects may fall. Also, the stock market may decline suddenly and for extended periods adversely affecting the prices of the stocks held by the Fund.

Additional risks are associated with borrowing money and selling stocks short. Please see a description of these risks in the "Investment Objectives, Principal Strategies and Related Risks" section of this prospectus.

By itself, the Fund is not a complete, balanced investment plan and no fund can guarantee that it will achieve its goal. When you sell your shares, you may lose money.

FUND PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund's total return for calendar years 1998 (first year of operations) and 1999. The table shows the Fund's average return over time compared with a broad-based market index. This past performance is no guarantee of future results.

CALENDAR YEAR TOTAL RETURNS(%)*

                                 1998       1999
                                 ----       ----
                                -9.30%     60.42%

----------
*    The Fund's year-to-date return as of 3/31/00 was 19.86%.

During the period of time displayed in the bar chart, the Fund's best quarter was Q2 1999, up 34.32%, and its worst quarter was Q3 1998, down 22.48%.

Additional Total Return Information
As of December 31, 1999
                                      1 Year              Since Inception*
                                      ------              ---------------
The Al Frank Fund                     60.42%                   20.69%
Russell 2000 Index                    19.62%                    7.49%
Wilshire 5000 Index                   23.56%                   21.95%

----------
*    The Fund commenced operations on January 2, 1998.

The Russell 2000 Index is a widely regarded small cap index of the 2,000 smallest stocks of the Russell 3000 Index which comprises the 3,000 largest U.S. stocks as determined by total market capitalization. As the Index is reformulated in June, several of the Russell 2000 stocks have much higher market capitalizations than when assigned to the Index.

The Wilshire 5000 Index measures the performance of all U.S.- headquartered equity securities with readily available price data.

EXPENSE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are two types of expenses involved: shareholder transaction expenses, such as sales loads and redemption fees, and annual operating expenses, such as investment advisory fees. THE FUND IS A NO-LOAD MUTUAL FUND.

SHAREHOLDER TRANSACTION EXPENSES
(fees paid directly from your investment)

Maximum Sales Load Imposed on
       Purchases                                                        None
Maximum Sales Load Imposed on
      Reinvested Dividends                                              None
Deferred Sales Load                                                     None
Redemption Fee (a) (on shares
      held less than 6 months)                                          2.00%

ANNUAL OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                                1.00%
Rule 12b-1 Distribution Fee                                             0.25%
Other Expenses                                                          2.35%
                                                                       ------
Total Annual Fund Operating
      Expenses                                                          3.60%
Expense Reimbursements (b)                                             (1.35)%
                                                                       ------
Net  Expenses                                                           2.25%
                                                                       ======

----------
(a) A 2.00% redemption fee, payable to the Fund, will be assessed on shares purchased and held for less than 6 months.

(b) The Advisor has contractually agreed to waive its fees and/or pay Fund expenses in order to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 2.25%. This contract's term is indefinite and may be terminated only by the Board of Trustees. The Advisor is permitted to be reimbursed, subject to limitations, for fees it waives and for Fund expenses it pays.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the total annual operating expenses shown above, and it assumes that these expenses will remain the same over the time periods shown. It also assumes that you make a single $10,000 investment in the Fund to start with and that you earn a 5% return each year. Finally, it assumes that you redeem all of your shares at the end of each of the time periods. Again, this Example is hypothetical, and your actual expenses may be higher or lower.

        1 Year            3 Years          5 Years          10 Years
        ------            -------          -------          --------
         $228              $703            $1,205            $2,585

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Fund is to seek growth of capital.

HOW DOES THE FUND SEEK TO ACHIEVE ITS OBJECTIVE?

The Advisor selects equity securities for the Fund's portfolio that it believes are out of favor and undervalued - i.e., those trading for low fundamental valuations relative to what the Advisor thinks their businesses will be worth over the next five years. The Advisor then attempts to purchase the securities and hold them until it believes that the securities have reached a fair value.

There is no assurance that the Fund's objective will be achieved. As prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary as the market value of its investment portfolio changes.

HOW DOES THE ADVISOR SELECT EQUITY SECURITIES FOR THE FUND'S PORTFOLIO?

The Advisor selects equity securities, consisting of common stocks and securities having the characteristics of common stocks, such as convertible securities, rights and warrants, on the basis of fundamental corporate analysis. It screens a universe of more than 6,000 stocks in order to identify those with low price-to-earnings, price-to-book value, price-to-cash flow and price-to-revenues. The Advisor also uses technical analysis to anticipate periods when the securities markets are either extremely undervalued and oversold, or overvalued and overbought. When the Advisor believes the market is undervalued, it may borrow money to leverage the Fund's portfolio, as described below. When it believes the market is overvalued, it may take a temporary defensive position or use options, as described below. The Fund's portfolio is expected to be highly diversified, generally with more than 100 separate securities.

The Advisor sells a stock when its analysis indicates that it is fairly valued. A stock is fairly valued if it has achieved, in the Advisor's opinion, an attractive price to earning ratio, price to book value or price to sales ratio, or some other attractive fundamentally valued measure of the stock.

WHAT DOES THE FUND USE FOR CASH RESERVES?

For temporary defensive purposes, the Advisor may invest up to 100% of the Fund's total assets in high-quality, short-term debt securities and money-market instruments. These short-term debt securities and money-market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.

BORROWING MONEY.

The Fund may borrow money from banks for leverage, up to one-third of its total assets. The use of borrowing by the Fund involves special risks that may not be associated with other funds having similar objectives and policies. Leverage magnifies the effect of fluctuating stock prices on the value of the Fund's shares that you own. The asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when the principal strategy does not favor such sales. The Fund is required to designate assets with its custodian equal to the amount it has borrowed.

SELLING SHORT.

The Fund may sell securities short by borrowing securities it does not own and selling them. The Fund is then obligated to replace the borrowed securities by purchasing them at the market price at a later time. If the securities sold short increase in value between the time of sale and the time the Fund purchases them, the Fund will incur a loss. On the other hand, if the securities decline in value, the Fund may repurchase them at a lower price and realize a profit. There are limits on the extent to which the Fund may engage in short sales, as described in the Fund's Statement of Additional Information (SAI). Please see the back cover of this prospectus for information on how to obtain the SAI.

MANAGEMENT OF THE FUND

THE ADVISOR.

The Fund's Advisor, Al Frank Asset Management, Inc., 465 Forest Avenue, Suite I, Laguna Beach, California 92651, has provided asset management services to individuals and institutional investors since 1977. The Advisor was established and is controlled by its Founder, Al Frank. Mr. Frank and John Buckingham, another member of the firm, are principally responsible for the management of the Fund's portfolio. Mr. Buckingham has been Executive Vice President and Director of Research of the Advisor since 1990, having joined the firm in 1987. The Advisor also publishes a newsletter under the name The Prudent Speculator. This publication has been in circulation for over 23 years. On November 5, 1999, shareholders of the Fund voted to approve an exchange agreement allowing AF Holdings, Inc. to acquire all the outstanding capital stock of Al Frank Asset Management, Inc. ("AFAM"), the investment Advisor of the Fund. Under the agreement, AFAM continued to advise the Fund and AFAM's principals, Al Frank and John Buckingham continued to serve as the day-to-day portfolio managers of the Fund.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 1.00%. During the last fiscal year, the Advisor waived its entire management fee of $65,861.

FUND EXPENSES

         The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 2.25% of the Fund's average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. (At startup, the Fund is permitted to look for longer periods of four and five years.) Any such reimbursement will be reviewed by the Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

INVESTOR GUIDE

PRICING THE FUND'S SHARES.

The Fund's price, or net asset value per share, is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of its shares outstanding. In calculating the net asset value, portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values determined in good faith by or under the supervision of the Board of Trustees of the Trust. The net asset value is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), normally 4:00 pm, Eastern time.

HOW TO PURCHASE SHARES OF THE FUND.

There are several ways to purchase shares of the Fund. An Application Form, which accompanies this Prospectus, is used if you send money directly to the Fund by mail or by wire. If you have questions about how to invest, or about how to complete the Application Form, please call an account representative at (888) 263-6443.

YOU MAY SEND MONEY TO THE FUND BY MAIL.

If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to The Al Frank Fund) to the Fund's Shareholder Servicing Agent, American Data Services, Inc., at the following address:

The Al Frank Fund
P.O. Box 641265
Cincinnati, OH 45264-1265
If you wish to send your Application Form and check via an overnight delivery service (such as Federal Express) you should use the following address:

The Al Frank Fund
c/o Firstar Bank, N.A.
Mutual Fund Custody Department
425 Walnut Street, M/L 6118, Sixth Floor
Cincinnati, OH 45202
(888) 263-6443

YOU MAY WIRE MONEY TO THE FUND.

Before sending a wire, you should call the Fund at (888) 263-6443 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading, in order to receive an account number. It is important to call and receive this account number, because if your wire is sent without it or without the name of the Fund, there may be a delay in investing the money you wire. You should then ask your bank to wire money to:

Firstar Bank, N.A.
         ABA # 0420-0001-3
for credit to The Al Frank Fund
         DDA # 488877309
for further credit to [your name and account number]

Your bank may charge you a fee for sending a wire to the Fund.

YOU MAY PURCHASE SHARES THROUGH AN AUTHORIZED INVESTMENT DEALER.

You may buy and sell Fund shares through certain brokers (and their authorized agents, together "brokers") that have made arrangements with the Fund. An order placed with such a broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. The Fund may pay the broker for maintaining these records as well as providing other shareholder services. In addition, the broker may charge you a fee for handling your order. The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

MINIMUM INVESTMENTS.

The minimum initial investment in the Fund is $5,000. The minimum subsequent investment is $500. However, if you are investing in an Individual Retirement Account ("IRA"), or you are starting an Automatic Investment Plan (see below), the minimum initial and subsequent investments are $2,000 and $250, respectively.

SUBSEQUENT INVESTMENTS.

You may purchase additional shares of the Fund by sending a check, with the stub from an account statement, to the Fund at the previously noted address. Please also write your account number on the check. If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check. If you want to send additional money for investment by wire, it is important for you to call the Fund at (888) 263-6443. You may also make additional purchases through an investment broker or dealer, as described above.

WHEN IS MONEY INVESTED IN THE FUND?

Any money received for investment in the Fund from an investor, whether sent by check or by wire, is invested at the net asset value of the Fund which is next calculated after the money is received (assuming the check or wire correctly identifies the Fund and account). Orders received from dealers are invested at the net asset value next calculated after the order is received. A check or wire received after the NYSE closes is invested as of the next calculation of the Fund's net asset value.

OTHER INFORMATION.

The Fund's Distributor may waive the minimum investment requirements for purchases by certain group or retirement plans. All investments must be made in U.S. dollars, and checks must be drawn on U.S. banks. Third-party checks will not be accepted. A charge may be imposed if a check used to make an investment does not clear. The Fund and its Distributor reserve the right to reject any investment, in whole or in part. Federal tax law requires that investors provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of taxes. See the Application Form for more information about backup withholding. The Fund is not required to issue share certificates. All shares are held in non-certificated form on the books of the Fund, for the account of the shareholder. The Fund, under certain circumstances, may accept investments of securities appropriate for the Fund's portfolio, in lieu of cash. Prior to making such a purchase, you should call the Advisor to determine if such an investment may be made. The Advisor may, at its own expense, pay third parties for assistance in gathering assets for the Fund.

The daily Net Asset Value (NAV) can be obtained from The Al Frank fund website (www.alfrank.com) or by calling toll-free 877-654-1325.

SERVICES AVAILABLE TO SHAREHOLDERS

RETIREMENT PLANS.

You may obtain prototype IRA plans from the Fund. Shares of the Fund are also eligible investments for other types of retirement plans.

AUTOMATIC INVESTING BY CHECK.

You may make regular monthly investments in the Fund using the Automatic Investment Plan. A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $250), as if you had written it directly. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Fund. There is no charge by the Fund for this service. The Fund may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Shareholder Servicing Agent in writing, sufficiently in advance of the next withdrawal.

AUTOMATIC WITHDRAWALS.

The Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. No redemption fee will apply to redemptions made under the Automatic Withdrawal Program. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

HOW TO REDEEM YOUR SHARES

You have the right to redeem all or any portion of your shares of the Fund at their net asset value on each day the NYSE is open for trading. You will be charged a 2.00% redemption fee, payable to the Fund, on shares redeemed within 6 months of the purchase date. The fee will be applied on a first-in, first-out basis.

REDEMPTION IN WRITING.

You may redeem your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

The Al Frank Fund
150 Motor Parkway, Suite 109
Hauppauge, NY 11788

SIGNATURE GUARANTEE.

If the value of the shares you wish to redeem exceeds $100,000, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

REDEMPTION BY TELEPHONE.

If you complete the Redemption by Telephone portion of the Fund's Application Form, you may redeem shares on any business day the NYSE is open by calling the Fund's Shareholder Servicing Agent at (888) 263-6443 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Application Form. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for IRA accounts.

By establishing telephone redemption privileges, you authorize the Fund and its Shareholder Servicing Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Application Form. The Fund and the Shareholder Servicing Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Fund nor the Shareholder Servicing Agent will be liable for any loss, liability, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days notice to shareholders.

You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

WHAT PRICE IS USED FOR A REDEMPTION?

The redemption price is the net asset value of the Fund's shares less the redemption fee (if applicable), next determined after shares are validly tendered for redemption. All signatures of account holders must be included in the request, and a signature guarantee, if required, must also be included for the request to be valid.

WHEN ARE REDEMPTION PAYMENTS MADE?

As noted above, redemption payments for telephone redemptions are sent on the day after the telephone call is received. Payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, the Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the Securities and Exchange Commission. If shares were purchased by wire, they cannot be redeemed until the day after the Application Form is received. If shares were purchased by check and then redeemed shortly after the check is received, the Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

REPURCHASES FROM DEALERS.

The Fund may accept orders to repurchase shares from an investment dealer on behalf of a dealer's customers. The net asset value for a repurchase is that next calculated after receipt of the order from the dealer. The dealer is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, and the Fund may cancel the order if these documents are not received promptly.

OTHER INFORMATION ABOUT REDEMPTIONS.

A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500. If the Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS.

Dividends from net investment income, if any, are normally declared and paid by the Fund in December. Capital gains distributions, if any, are also normally made in December, but the Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Shareholder Servicing Agent or on the new account application form that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

TAXES.

Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time you have owned your Fund shares. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund's distributions. You should consult your own tax advisors concerning federal, state and local taxation of distributions from the Fund.

DISTRIBUTION ARRANGEMENTS.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This rule allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provides to its shareholders. The maximum amount of the fee authorized is 0.25% of the Fund's average daily net assets annually, which is payable to the Advisor, as Distribution Coordinator. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during its past fiscal year. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the year ended December 31, 1999 and by other independent accountants for the period ended December 31, 1998. PricewaterhouseCoopers LLP's report and the Fund's financial statements are included in the Fund's annual report which is available upon request.

For a share outstanding throughout the period.
                                                               January 2, 1998*
                                              Year Ended           through
                                           December 31, 1999   December 31, 1998
                                           -----------------   -----------------
Net asset value, beginning of period          $    9.07           $   10.00
                                              ---------           ---------

Income from investment operations:
  Net investment loss                             (0.21)              (0.08)
  Net realized and unrealized gain/(loss)
    on securities                                  5.69               (0.85)
                                              ---------           ---------
Total from investment operations                   5.48               (0.93)

Net asset value, end of period                $   14.55           $    9.07
                                              =========           =========

Total return                                      60.42%              (9.30%)+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $   7,663           $   7,042

Ratio of expenses to average net assets            2.20%               2.25%+/-
Ratio of net investment loss to average
  net assets                                     (1.32%)              (1.28%)+/-

Portfolio turnover rate                          19.00%                5.82%

----------
*    Commencement of operations.
+/-  Annualized.
+    Not annualized

                               THE AL FRANK FUND,
                        A SERIES OF ADVISORS SERIES TRUST

                              FOR MORE INFORMATION

The Statement of Additional Information (SAI) includes additional information about the Fund.

The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The annual report includes a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during its last fiscal year.

The SAI and shareholder reports are available free upon request. To request them or other information, or to ask any questions, please call or write:

                       888-263-6443 (Shareholder Services)
                            877-654-1325 (Daily NAV)

                                The Al Frank Fund
                           c/o American Data Services
                           150 Motor Parkway, Ste. 109
                               Hauppauge, NY 11788

The SAI and other Fund information may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-202-942-8090 for information about its operations.

Reports and other Fund information are also available on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of the proper duplicating fees, by writing to the SEC's Public Reference Section, Washington, DC 20549-6009 or by email at www.publicinfo@sec.gov.

                                        The Fund's SEC File Number is 811-07959.

     As filed with the Securities and Exchange Commission on April 28, 2000
                                                      Registration No. 333-17391
                                                              File No. 811-07959
================================================================================




                                     Part B

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT

                              ADVISORS SERIES TRUST

                   Avatar Advantage International Equity Fund

                   Avatar Advantage Equity Allocation Fund and
                    Avatar Advantage Balanced Fund (combined)

                                  Al Frank Fund




================================================================================

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

                       Statement of Additional Information

                              Dated April 28, 2000

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus dated April 28, 2000, as may be revised from time to time, of The Avatar Advantage International Equity Allocation Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"). Avatar Associates (the "Advisor") is the Advisor to the Fund. A copy of the prospectus may be obtained from the Fund by writing to 900 Third Avenue, New York, NY 10022 or by telephone at 800-585-8052.

                                TABLE OF CONTENTS


THE TRUST..................................................................  B-2

INVESTMENT OBJECTIVES AND POLICIES.........................................  B-2
  Investment Strategies and Risks..........................................  B-2
  Fund Policies............................................................ B-14

MANAGEMENT OF THE FUND..................................................... B-15

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................ B-16

INVESTMENT ADVISORY AND OTHER SERVICES..................................... B-16

PORTFOLIO TRANSACTIONS AND BROKERAGE....................................... B-19

NET ASSET VALUE............................................................ B-20

TAXATION .................................................................. B-20

DIVIDENDS AND DISTRIBUTIONS................................................ B-23

PERFORMANCE INFORMATION.................................................... B-23

GENERAL INFORMATION........................................................ B-24

APPENDIX .................................................................. B-26

                                    THE TRUST

     Advisors Series Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This SAI relates only to the Fund.

     The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is to seek long-term capital appreciation by maximizing portfolio returns within prescribed risk limits by capitalizing on significant global market inefficiencies. There is no assurance that the Fund will achieve its investment objective. The discussion below supplements information contained in the prospectus as to investment policies of the Fund. The Fund is a management, open-end, diversified investment company.

                         INVESTMENT STRATEGIES AND RISKS

CONVERTIBLE SECURITIES AND WARRANTS

     The Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

SHORT-TERM INVESTMENTS

     The Fund may invest in any of the following securities and instruments:

     INVESTMENT COMPANY SECURITIES. The Fund may invest in shares of other investment companies. The Fund may invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

     Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

     As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's. These rating symbols are described in the Appendix.

GOVERNMENT OBLIGATIONS

     The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

     Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing

Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

MORTGAGE-RELATED SECURITIES

     The Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

     U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-throughs." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

     Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

     Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO in which the Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

     FOREIGN INVESTMENTS AND CURRENCIES. The Fund may invest in securities of foreign issuers that are not publicly traded in the United States. The Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

     DEPOSITARY RECEIPTS. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

     EQUITY-LINKED DERIVATIVES--WEBS AND OPALS.

     The Fund may invest in World Equity Benchmark Series ("WEBS") and baskets of Country Securities ("OPALS") and other similar equity-linked derivative investments. Each of these instruments are derivative securities whose value follows a well-known securities index or basket of securities. WEBS are exchange traded mutual funds and are charged a management fee.

     OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks and certain amounts, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. Opals, like many of these types of instruments, represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default and the Fund may not be able to recover the current value of its investment.

     Because the prices of WEBS and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline, that the underlying indices decline or that financial condition of specific issuers in the underlying indices may become impaired. However, these securities may not fully replicate the performance of the underlying indices. In addition, because WEBS and OPALS will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices. Because WEBS mirror the performance of a single country index, a economic downturn in a single country could significantly adversely affect the price of the WEBS for that country.

     RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

     POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     CURRENCY FLUCTUATIONS. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     MARKET CHARACTERISTICS. The Advisor expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, these markets usually have substantially less volume than U.S. markets, and the Fund's portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

     Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

     LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     TAXES. The interest and dividends payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

     COSTS. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

     EMERGING MARKETS. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment. The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on the Advisor's assessment of prevailing market, economic and other conditions.

OPTIONS ON SECURITIES

     PURCHASING PUT AND CALL OPTIONS. The Fund may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund subject to certain restrictions. The Fund will engage in trading of such derivative securities exclusively for hedging purposes.

     If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a security which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

     If the Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of the Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

     Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which the Advisor believes there is an active secondary market to facilitate closing transactions.

     WRITING CALL OPTIONS. The Fund may write covered call options. A call option is "covered" if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the Internal Revenue Code of 1986 (the "Code") requirements for qualification of the Fund as a regulated investment company. See "Dividends and Distributions" and "Taxation."

     DEALER OPTIONS. The Fund will engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous. The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

     SPREAD TRANSACTIONS. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

FUTURES CONTRACTS

     The Fund may invest in futures contracts as a hedge against changes in market conditions or interest rates. The Fund will trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). The Fund will segregate liquid assets in a separate account with its Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures transactions.

     No price is paid or received by the Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, the Fund will be required to deposit in a segregated account with its Custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

     The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and the Fund will be required to make a variation margin payment to the broker.

     At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract A final determination of variation margin is made on closing the position. Additional cash is paid by or released to the Fund, which realizes a loss or a gain.

     In addition to amounts segregated or paid as initial and variation margin, the Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with Commission requirements intended to ensure that the Fund's use of futures is unleveraged. The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

     STOCK INDEX FUTURES CONTRACTS. The Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to, among others, the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade.

     INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

     The sale of an interest rate or financial futures contract by the Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by the Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     The Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

     To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

     Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Advisor may still not result in a successful hedging transaction over a very short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Successful use of futures by the Fund is also subject to the Advisor's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

     RESTRICTIONS ON THE USE OR FUTURES CONTRACTS. The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. The Fund also may not purchase or sell futures if, immediately thereafter, the sum futures if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's net assets.

     These restrictions, which are derived from current federal regulations regarding the use of futures by mutual funds, are not "fundamental restrictions" and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

     The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Advisor to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

     The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

LENDING PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities in an amount not exceeding one-third of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S.

Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Code.

SHORT SALES

     The Fund is authorized to make short sales of securities. In a short sale, the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Short sales by the Fund create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

ILLIQUID SECURITIES

     The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

                                  FUND POLICIES

     The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(ii) more than 50% of the outstanding shares of the Fund.

     As a matter of fundamental policy, the Fund is diversified. The Fund's investment objective is also fundamental.

     In addition, the Fund may not:

     1. Issue senior securities, borrow money or pledge its assets, except that
(i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) for temporary and emergency purchases; and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     3. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

     5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

     6. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission;

     7. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

     8. Make investments for the purpose of exercising control or management. The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

     The Fund may not:

     1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law;

     2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the Board of Trustees to be liquid); or

     3. borrow money from banks to purchase securities.

                             MANAGEMENT OF THE FUND

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives and policies and to general supervision by the Board of Trustees.

     The Trustees and officers of the Trust, their ages and positions with the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age            Position        Principal Occupation During Past Five Years
---------------------            --------        -------------------------------------------
Walter Auch, Sr. (Born 1921)     Trustee         Director, Nicholas-Applegate Mutual Funds, Brinson Funds
6001 N. 62nd Place                               (since 1994), Smith Barney Trak Fund, Pimco Advisors L.P.,
Paradise Valley, AZ 85253                        Banyan Realty Trust, Banyan Land Fund II and Legend Properties.

Eric Banhazl (Born 1957)*        Trustee,        Senior Vice President, Investment Company Administration
2025 E. Financial Way            President and   Corporation; Vice President, First Fund Distributors; Assistant,
Glendora, CA 91740               Treasurer       Treasurer, RNC Mutual Fund Group; Treasurer, Guinness Flight
                                                 Investment Funds, Inc. and Professionally Managed Portfolios.

Donald O'Connor (Born 1936)      Trustee         Retired; formerly Executive Vice President and Chief Operating 1700
Taylor Avenue                                    Officer of ICI Mutual Insurance Company (until January, 1997), First
Washington, MD, 20744                            Vice President, Operations, Investment Company Institute (until
                                                 June, 1993).

George Wofford III (Born 1939)   Trustee         Vice President, Information Services, Federal Home Loan Bank of
305 Glendora Circle                              San Francisco (since March, 1993); formerly Director of
Danville, CA 94526                               Management Information Services, Morrison & Foerster (law
                                                 firm).

Steven Paggioli (Born 1950)      Vice            Executive Vice President, Robert H. Wadsworth & Associates, Inc.
479 W. 22nd Street               President       and Investment Company Administration Corporation; Vice
New York, NY 10011                               President First Fund Distributors, Inc.; President and Trustee,
                                                 Professionally Managed Portfolios; Director, Managers Funds, Inc.


Robert Wadsworth (Born 1940)     Vice            President, Robert H. Wadsworth & Associates, Inc., Investment
4455 E. Camelback Road           President       Company Administration Corporation and First Fund Distributors,
Suite 261E                                       Inc.; Vice President, Professionally Managed Portfolios;
President,
Phoenix, AZ 85018                                Guinness Flight Investment Funds, Inc.; Director, Germany Fund,
                                                 Inc., New Germany Fund., Central European Equity Fund, Inc. and
                                                 Deutsche Funds, Inc.

Chris Moser (Born 1949)          Secretary       Employed by Investment Company Administration Corporation
4455 E. Camelback Road                           (since July, 1996); formerly employed by Bank One, N.A. (from
Suite 261E                                       August until July, 1996); O'Connor, Cavanagh, Anderson,
Phoenix, AZ 85018                                Killingsworth and Beshears (law firm) (until August, 1995).

----------
*    denotes Trustee who is an "interested person" of the Trust under the 1940
     Act.

Name and Position                        Aggregate Compensation From the Trust*
-----------------                        --------------------------------------
Walter E. Auch, Sr., Trustee                             $12,000

Donald E. O'Connor, Trustee                              $12,000

George T. Wofford III, Trustee                           $12,000

----------
* For the calendar-year ended December 31, 1999. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Shares of the Fund owned by the Trustees and officers as a group were less than 1% at March 31, 2000.

     As of March 24, 2000, the Fund was controlled by Theodore M. Theodore, IRA Account, c/o Avatar Assoc., 900 Third Ave. 33rd Floor, New York, NY 10022 who owned 48.80% of the outstanding shares of the Fund. The controlling shareholder would be able to control decisions made by the shareholders with respect to matters affecting only the Fund, such as the Investment Advisory Agreement. Other principal shareholders include Susan Babbitt, IRA Account, 43 W. 12th St., New York, NY 10022, who owns 24.53% of the outstanding shares of the Fund and Edward Babbitt, IRA Account, 43 W. 12th St., New York, NY 10022, who owns 25.05% of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement").

     Under the Advisory Agreement, the Advisor agrees to invest the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Trustees of the Trust may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

     Without limiting the generality of the foregoing, the Advisor has agreed to
(i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets, (ii) effect the purchase and sale of portfolio securities; (iii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) vote proxies and take other actions with respect to the Fund's securities; (v) maintain the books and records required to be maintained with respect to the securities in the Fund's portfolio; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request. The Advisor has also agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of the Fund, the Advisor has agreed to be responsible for the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor.

     As compensation for the Advisor's services, the Fund pays it an advisory fee at the rate specified in the prospectus. In its undertaking to limit Fund operating expenses during the year, the Advisor waived its entire advisory fee earned. In addition to the fees payable to the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

     During the year ended December 31, 1998, the Advisor waived its fee of $3,577 and reimbursed the Fund for additional operating expenses in the amount of $104,790. During the year ended December 31, 1999, the Advisor waived its fee of $4,350 and reimbursed the Fund for additional operating expenses in the amount of $109,091.

     Under the Advisory Agreement, the Advisor will not be liable to the Trust or the Fund or any shareholder for any act or omission in the course of, or connected with, rendering services or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Agreement.

     The Advisory Agreement will remain in effect for a period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Trust. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

     THE ADMINISTRATOR. The Administrator has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and other filings with the Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to permit the offer and sale of the shares of the Trust under the securities or "blue sky" laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust's custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; and (vii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator. For its services, the Administrator receives a fee monthly at the following annual rate, subject to a $30,000 minimum:

Fund asset level                              Fee rate
----------------                              --------
First $50 million                             0.20% of average daily net assets
Next $50 million                              0.15% of average daily net assets
Next $50 million                              0.10% of average daily net assets
Next $50 million, and thereafter              0.05% of average daily net assets

     For the year ended December 31, 1999, the Administrator received fees of $30,000. For the period from February 2, 1998 (commencement of operations) to December 31, 1998, the Administrator received fees of $26,712.

                            DISTRIBUTION ARRANGEMENTS

     First Fund Distributors, Inc. (the "Distributor"), a corporation partly owned by Messrs. Paggioli and Wadsworth, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (the "Plan") under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. During the year ended December 31, 1999, the Fund paid $1,088 in distribution fees, of which all were paid out as miscellaneous expenses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that the Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     Portfolio turnover for the year ended December 31, 1999 was 67.19%.

     Brokerage Commissions paid during the year ended December 31, 1999, totaled $2,598.

     Brokerage Commissions paid during the period ended December 31, 1998, totaled $7,058.

                                 NET ASSET VALUE

     The NAV of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

     The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

     Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.

     The Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last bid and asked prices. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities traded in the over-the-counter market are valued at the last sale price or, lacking any reported sales, at the mean between the last bid and asked prices. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

     Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

     An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. If an options exchange closes after the time at which the Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

     All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                                    TAXATION

     The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

     In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and
(b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

     Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested by the Fund in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carry-overs from the eight prior taxable years will be applied against capital gains. Shareholders receiving a distribution from the Fund in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     The Fund or the securities dealer effecting a redemption of the Fund's shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and certain required certifications on the New Account application or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

     The Fund intends to declare and pay dividends and other distributions, as stated in the prospectuses. In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

     The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

     If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of the Fund's foreign source income (including any foreign income taxes paid by the Fund), and
(ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund's total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

     The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

     The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

     For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

     Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

     Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

     A shareholder who purchases shares of the Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the fund and the purchase price of the Fund's shares acquired by the shareholder.

     Section 475 of the Code requires that a "dealer" in securities must generally "mark to market" at the end of its taxable year all securities which it owns. The resulting gain or loss is treated as ordinary (and not capital) gain or loss, except to the extent allocable to periods during which the dealer held the security for investment. The "mark to market" rules do not apply, however, to a security held for investment which is clearly identified in the dealer's records as being held for investment before the end of the day in which the security was acquired. The IRS has issued guidance under Section 475 that provides that, for example, a bank that regularly originates and sells loans is a dealer in securities, and subject to the "mark to market" rules. Shares of the Fund held by a dealer in securities will be subject to the "mark to market" rules unless they are held by the dealer for investment and the dealer property identifies the shares as held for investment.

     Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

     The above discussion and the related discussion in the prospectuses are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

     The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

     The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

     Any dividend or distribution paid by the Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

     Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

                             PERFORMANCE INFORMATION

TOTAL RETURN

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

             n
     P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     For the year ended December 31, 1999, the Fund's total return was 20.85%.

                                OTHER INFORMATION

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or guarantee future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD and BARRON'S.

                               GENERAL INFORMATION

     Advisors Series Trust is an open-end management investment company organized as a Delaware business trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of 23 effective series of shares of beneficial interest, par value of 0.01 per share. The Trust has no business history prior to the offering of the first of its series of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

     The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

     If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created two series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Fund may make payment partly in its portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Fund pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Fund's principal underwriter is First Fund Distributors, Inc. 4455 E. Camelback Rd., Suite 261E, Phoenix, AZ 85018.

     The Fund's custodian, Firstar Bank, 425 Walnut Street, Cincinnati, Ohio 45202 is responsible for holding the Fund's assets. ICA Fund Services Corp., 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018 acts as the Fund's transfer agent and accounting services agent. The Fund's independent accountants, PricewaterhouseCoopers, LLP, 1177 Avenue of the Americas, New York, NY 10036, assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.

The Boards of the Trust, the Advisor and the Distributor have adopted Codes of ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION: CORPORATE BOND RATINGS

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

                              THE AVATAR ADVANTAGE
                             EQUITY ALLOCATION FUND
                                       AND
                              THE AVATAR ADVANTAGE
                                  BALANCED FUND


                       Statement of Additional Information

                              Dated April 28, 2000

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus dated April 28, 2000, as may be revised from time to time, of The Avatar Advantage Equity Allocation Fund (the "Equity Fund") and The Avatar Advantage Balanced Fund (the "Balanced Fund"), each a series of Advisors Series Trust (the "Trust"). The Equity Fund and the Balanced Fund are referred to herein collectively as "the Funds". Avatar Associates (the "Advisor") is the Advisor to the Funds. A copy of the prospectus may be obtained from the Funds by writing 900 Third Avenue, New York, NY 10022 or by calling the Trust at (888) 263- 6452.

                                TABLE OF CONTENTS

THE TRUST..................................................................  B-2

INVESTMENT OBJECTIVES AND POLICIES.........................................  B-2
  Investment Strategies and Risks..........................................  B-2
  Fund Policies............................................................ B-14

MANAGEMENT OF THE FUNDS.................................................... B-15

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................ B-16

INVESTMENT ADVISORY AND OTHER SERVICES..................................... B-16

DISTRIBUTION ARRANGEMENTS.................................................. B-18

PORTFOLIO TRANSACTIONS AND BROKERAGE....................................... B-19

NET ASSET VALUE............................................................ B-20

TAXATION .................................................................. B-20

DIVIDENDS AND DISTRIBUTIONS................................................ B-23

PERFORMANCE INFORMATION.................................................... B-24

GENERAL INFORMATION........................................................ B-24

APPENDIX .................................................................. B-26

                                    THE TRUST

     Advisors Series Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This SAI relates only to the Funds.

     The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of a duplication fee.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each Fund's investment objective is long-term capital appreciation. In addition, the Balanced Fund seeks to protect capital during high risk periods. There are no assurance that the Funds will achieve their investment objectives. The discussion below supplements information contained in the prospectus as to investment policies of the Funds.

                         INVESTMENT STRATEGIES AND RISKS

CONVERTIBLE SECURITIES AND WARRANTS

     The Funds may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Funds' entire investment therein).

SHORT-TERM INVESTMENTS

     The Funds may invest in any of the following securities and instruments:

     INVESTMENT COMPANY SECURITIES. The Funds may invest in shares of other investment companies. The Funds may invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees the Funds bear directly in connection with its own operation, the Funds would also bear its pro rata portions of each other investment company's advisory and operational expenses.

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Funds hold instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

     Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

     As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Funds may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix. Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's. GOVERNMENT OBLIGATIONS The Funds may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     The Funds may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

MORTGAGE-RELATED SECURITIES

     The Funds may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Funds may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

     U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass- throughs." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

     Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

     Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO in which the Funds may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

FOREIGN INVESTMENTS AND CURRENCIES

     The Funds may invest in securities of foreign issuers, provided that they are publicly traded in the United States.

     DEPOSITARY RECEIPTS. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

     RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

     POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     CURRENCY FLUCTUATIONS. The Funds may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' assets denominated in that currency. Such changes will also affect the Funds' income. The value of the Funds' assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     TAXES. The interest and dividends payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders.

OPTIONS ON SECURITIES

     PURCHASING PUT AND CALL OPTIONS. The Funds may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Funds subject to certain restrictions. The Funds will engage in trading of such derivative securities exclusively for hedging purposes.

     If the Funds purchase a put option, the Funds acquire the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Funds are holding a security which it feels has strong fundamentals, but for some reason may be weak in the near term, the Funds may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Funds will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Funds exercise the put, less transaction costs, will be the amount by which the Funds will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Funds paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Funds realize on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

     If the Funds purchase a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Funds have a short position in the underlying security and the security thereafter increases in price. The Funds will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of the Funds in the underlying security and the price of the underlying security thereafter falls, the profit the Funds realize on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

     Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Advisor believes there is an active secondary market to facilitate closing transactions.

     WRITING CALL OPTIONS. The Funds may write covered call options. A call option is "covered" if the Funds own the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

     Effecting a closing transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Funds. If the Funds desire to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Funds will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Funds will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Funds resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Funds.

     RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Funds may enter into options transactions may be limited by the Internal Revenue Code of 1986 (the "Code") requirements for qualification of the Funds as a regulated investment company. See "Dividends and Distributions" and "Taxation." DEALER OPTIONS. The Funds will engage in transactions involving dealer options as well as exchange- traded options. Certain additional risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if the Funds were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Funds as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Funds may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Funds write a dealer option, the Funds may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Funds originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Funds, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Funds. For example, because the Funds must maintain a secured position with respect to any call option on a security it writes, the Funds may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Funds' ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. The Funds may treat the cover used for written dealer options as liquid if the dealer agrees that the Funds may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat dealer options as subject to the Funds' limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Funds will change its treatment of such instruments accordingly.

     SPREAD TRANSACTIONS. The Funds may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Funds the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Funds do not own, but which is used as a benchmark. The risk to the Funds, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Funds against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

FUTURES CONTRACTS AND RELATED OPTIONS

     The Funds may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. The Funds will trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). The Funds will segregate liquid assets in a separate account with its Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

     No price is paid or received by the Funds upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, the Funds will be required to deposit in a segregated account with its Custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

     The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Funds upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when the Funds have purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Funds will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Funds have purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and the Funds will be required to make a variation margin payment to the broker.

     At any time prior to expiration of a futures contract, the Funds may elect to close the position by taking an opposite position, which will operate to terminate the Funds' position in the futures contract. A final determination of variation margin is made on closing the position. Additional cash is paid by or released to the Funds, that realizes a loss or a gain.

     In addition to amounts segregated or paid as initial and variation margin, the Funds must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with Commission requirements intended to ensure that the Funds' use of futures is unleveraged. The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

     STOCK INDEX FUTURES CONTRACTS. The Funds may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to, among others, the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade.

     INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The Funds may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

     The sale of an interest rate or financial futures contract by the Funds would create an obligation by the Funds, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by the Funds would create an obligation by the Funds, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by the Funds' entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Funds are paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Funds pay the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Funds' entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Funds realize a gain, and if the purchase price exceeds the offsetting sale price, the Funds realize a loss.

     The Funds will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Funds would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the or a gain on the future which will not be completely offset by movements in the Funds will experience either a loss price of the securities which are subject to the hedge.

     To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Funds may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Funds have sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Funds' portfolio may decline. If this occurs, the Funds will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

     Where futures are purchased to hedge against a possible increase in the price of securities before the Funds are able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Funds then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Advisor may still not result in a successful hedging transaction over a very short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Successful use of futures by the Funds are also subject to the Advisor's ability to predict correctly movements in the direction of the market. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Funds will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Funds have insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

     In the event of the bankruptcy of a broker through which the Funds engage in transactions in futures contracts or options, the Funds could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

     OPTIONS ON FUTURES CONTRACTS. As described above, the Funds may purchase options on the futures contracts they can purchase or sell. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

     Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

     RESTRICTIONS ON THE USE OR FUTURES CONTRACTS AND RELATED OPTIONS. The Funds will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Funds' portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Funds. The Funds may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. The Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Funds' existing futures positions and premiums paid for such options would exceed 5% of the market value of the Funds' net assets.

     These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Funds.

REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Funds acquire securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller's agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Funds will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Funds' rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

     The Funds may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Funds may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Funds' commitment. It may be expected that the Funds' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, the Funds' liquidity and the ability of the Advisor to manage it may be affected in the event the Funds' forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

     The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date. In these cases the Funds may realize a taxable capital gain or loss. When the Funds engage in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Funds starting on the day the Funds agree to purchase the securities. The Funds do not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

LENDING PORTFOLIO SECURITIES

     The Funds may lend its portfolio securities in an amount not exceeding one-third of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Funds if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Funds. Any loan might be secured by any one or more of the three types of collateral. The terms of the Funds' loan must permit the funds to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Code.

SHORT SALES

     The Funds are authorized to make short sales of securities. In a short sale, the Funds sell a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Funds must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Funds are then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Funds are said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Funds have a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Funds are required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Funds are also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Short sales by the Funds create opportunities to increase the Funds' return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Funds in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Funds' net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Funds may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Funds might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

ILLIQUID SECURITIES

     The Funds may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Funds' portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Funds' investment restrictions.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

                                 FUND POLICIES

     The Trust (on behalf of the Funds) have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Funds. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Funds represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(ii) more than 50% of the outstanding shares of the Funds.

     As a matter of fundamental policy, the Funds are diversified. The Funds' investment objective is also fundamental.

     In addition, the Funds may not:

     1. Issue senior securities, borrow money or pledge its assets, except that
(i) the Funds may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) for temporary and emergency purchases; and (ii) this restriction shall not prohibit the Funds from engaging in options transactions or short sales;

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     3. Act as underwriter (except to the extent the Funds may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

     5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Funds may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

     6. Purchase or sell commodities or commodity futures contracts, except that the Funds may purchase and sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission;

     7. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Funds and except for repurchase agreements); or

     8. Make investments for the purpose of exercising control or management.

     The Funds observe the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

     The Funds may not:

     1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law; or

     2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the Board of Trustees to be liquid).

                             MANAGEMENT OF THE FUNDS

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Funds' investment objectives and policies and to general supervision by the Board of Trustees.

     The Trustees and officers of the Trust, their birth dates and positions with the Trust, their business addresses and principal occupations during the past five years are:

WALTER E. AUCH, SR. (born 1921) Trustee
6001 N. 62nd Place, Paradise Valley, AZ 85153. Business Consultant and Director, Nicholas-Applegate Institutional Mutual Funds, Salomon Smith Barney Trak Funds and Concert Series, Pimco Advisors L.P., Banyan Strategic Realty Trust, Legend Properties and Senele Group.

ERIC M. BANHAZL* (born 1957) Trustee, President and Treasurer
2020 E. Financial Way, Glendora, CA 91741. Executive Vice President, Investment Company Administration, LLC; Vice President, First Fund Distributors, Inc.; Treasurer, Guinness Flight Investment Funds, Inc.

DONALD E. O'CONNOR (born 1936) Trustee
1700 Taylor Avenue, Fort Washington, MD 20744. Retired; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January, 1997); Vice President, Operations, Investment Company Institute (until June, 1993); Independent Director, The Parnassus Fund, The Parnassus Income Fund, and Allegiance Investment Trust.

GEORGE T. WOFFORD III (born 1939) Trustee
305 Glendora Circle, Danville, CA 94526. Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.

STEVEN J. PAGGIOLI (born 1950) Vice President
915 Broadway, Suite 1605, New York, NY 10010. Executive Vice President, Investment Company Administration, LLC; Vice President, First Fund Distributors, Inc.; President and Trustee, Professionally Managed Portfolios; Trustee, Managers Funds Trust.

ROBERT H. WADSWORTH (born 1940) Vice President
4455 E. Camelback Rd. Suite 261-E, Phoenix, AZ 85018. President, Robert H. Wadsworth & Associates, Inc., Investment Company Administration, LLC and First Fund Distributors, Inc.; Vice President, Professionally Managed Portfolios; President, Guiness Flight Investment Funds, Inc.; Director, Germany Fund, Inc., New Germany Fund, Inc., Central European Equity Fund, Inc. and Deutsche Funds, Inc.

CHRIS O. MOSER (born 1949) Secretary
4455 E. Camelback Rd. Suite 261-E, Phoenix, AZ 85018. Employed by Investment Company Administration, LLC (since July 1996); Formerly employed by Bank One, N.A. (From August 1995 until July 1996; O'Connor, Cavanagh, Anderson, Killingsworth and Beshears (law firm) (until August 1995).

----------
*    denotes Trustee who is an "interested person" of the Trust under the 1940
     Act.

Name and Position                         Aggregate Compensation From the Trust*
-----------------                         --------------------------------------
Walter E. Auch, Sr., Trustee                              $12,000

Donald E. O'Connor, Trustee                               $12,000

George T. Wofford III, Trustee                            $12,000

----------
* For the calendar-year ended December 31, 1999. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Shares of the Funds owned by the Trustees and officers as a group were less than 1% at December 31, 1999.

     As of March 31, 2000, the Balanced Fund was controlled by the Avatar Associates Money Purchase Pension Plan, DTD January 1, 1983, Richard McBride, TTEE, 900 Third Avenue, New York, NY 10022, which owned 100% of the outstanding shares of the Fund.

     As of March 31, 2000, the Equity Fund was controlled by Putnam Fiduciary Trust Co. TTEE, FBO: The Oschner Clinic Thrift Plan, 859 Williard St. MS E2C, Quincy, MA 02269 which owned 99.76% of the outstanding shares of the Fund.

     The controlling shareholder would be able to control decisions made by the shareholders with respect to matters affecting only that Fund, such as the Investment Advisory Agreement.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement").

     Under the Advisory Agreement, the Advisor agrees to invest the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Funds' prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Trustees of the Trust may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

     Without limiting the generality of the foregoing, the Advisor has agreed to
(i) furnish the Funds with advice and recommendations with respect to the investment of the Funds' assets, (ii) effect the purchase and sale of portfolio securities; (iii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) vote proxies and take other actions with respect to the Funds' securities; (v) maintain the books and records required to be maintained with respect to the securities in the Funds' portfolio; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds' assets which the Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request. The Advisor has also agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of the Funds, the Advisor has agreed to be responsible for the expenses of printing and distributing extra copies of the Funds' prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor.

     During the fiscal years ended December 31, 1999, 1998 and 1997, the Advisor earned fees pursuant to the Advisory agreements as follows: from the Balanced Fund, $11,764 and $9,496, respectively; and from Equity Fund, $118,870, $125,574 and $12,099, respectively. In its undertaking to limit the Funds' operating expenses during the fiscal years ended December 31, 1999, 1998 and 1997, the Advisor waived its fee of $11,764 and $9,496 in the Balanced Fund, respectively, and waived its fee of $68,204, $78,331 and $2,080, respectively in the Equity Fund. In addition to the fees payable to the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds' shareholders and the Trust's Board of Trustees that are properly payable by the funds; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of the Funds which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

     The Funds are responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Funds' aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds' obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Funds' operations. Any such reimbursement is also contingent upon Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Funds' payment of current ordinary operating expenses.

     Under the Advisory Agreement, the Advisor will not be liable to the Trust or the Funds or any shareholder for any act or omission in the course of, or connected with, rendering services or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Agreement.

     The Advisory Agreement will remain in effect for a period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds.

     The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Funds at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Trust. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

     THE ADMINISTRATOR. The Administrator has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and other filings with the Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to permit the offer and sale of the shares of the Trust under the securities or "blue sky" laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust's custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; and (vii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator. For its services, the Administrator receives a fee monthly at the following annual rate, subject to a $30,000 minimum:

Fund asset level                           Fee rate
----------------                           --------
First $50 million                          0.20% of average daily net assets
Next $50 million                           0.15% of average daily net assets
Next $50 million                           0.10% of average daily net assets
Next $50 million, and thereafter           0.05% of average daily net assets

                            DISTRIBUTION ARRANGEMENTS

     First Fund Distributors, Inc. (the "Distributor"), a corporation partly owned by Messrs. Paggioli and Wadsworth, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The Trust has adopted a Distribution Plan in accordance with Rule 12b-1 (the "Plan") under the 1940 Act. The Plan provides that each Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of each Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. During the fiscal year ended December 31, 1999, the distribution fees paid by the Balanced and Equity Funds totaled $3,921 and $34,962, respectively. These fees were used to reimburse the Advisor for payments to dealers.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that the Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The price to the funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Funds. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefore. The Advisor is also authorized to consider sales of shares of the Funds as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the funds and to such other clients.

     For the fiscal year ended December 31, 1999, the Balanced Fund and Equity Fund paid $1,962 and $26,626 in brokerage commissions, respectively. For the fiscal year ended December 31, 1998, the Balanced Fund and Equity Fund paid $39,311 and $32,778 in brokerage commissions, respectively. For the fiscal year ended December 31 1997, the Equity Fund paid $1,478 in brokerage commissions.

     The portfolio turnover rate for the fiscal year ended December 31, 1999 for the Balanced Fund and Equity Fund were 101.53% and 101.86%, respectively.

     The net asset value of the Funds' shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. The net asset value per share is computed by dividing the value of the securities held by the Funds plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Funds outstanding at such time. Generally, the Funds' investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.

     The Funds' securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

     Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by the Funds on the 60th day, based on the value determined on the 61st day.

     An option that is written by the Funds are generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Funds are generally valued at the last sale price or, in the absence of the last sale price, the last bid price. If an options exchange closes after the time at which the Funds' net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

     All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                                    TAXATION

     The Funds intend to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Funds' policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Funds.

     In order to qualify as a regulated investment company, the Funds must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and
(b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Funds' assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Funds will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If the Funds are unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

     Distributions of net investment income and net realized capital gains by the Funds will be taxable to shareholders whether made in cash or reinvested by the Funds in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carry-overs from the eight prior taxable years will be applied against capital gains. Shareholders receiving a distribution from the Funds in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Funds on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     The Funds or the securities dealer effecting a redemption of the Funds' shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions and payments made to the shareholder. In addition, the Funds will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and certain required certifications on the New Account application or with respect to which the Funds or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

     The Funds intend to declare and pay dividends and other distributions, as stated in the prospectuses. In order to avoid the payment of any federal excise tax based on net income, the Funds must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

     The Funds may receive dividend distributions from U.S. corporations. To the extent that the Funds receive such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Funds may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

     If more than 50% in value of the total assets of the Funds at the end of its fiscal year is invested in stock or securities of foreign corporations, the Funds may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Funds. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Funds' foreign source income (including any foreign income taxes paid by the Funds), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Funds at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Funds) to be included in their income tax returns. If not more than 50% in value of the Funds' total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Funds will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Funds. In this case, these taxes will be taken as a deduction by the Funds.

     The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

     The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Funds. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Funds with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

     For accounting purposes, when the Funds purchase an option, the premium paid by the Funds are recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Funds upon the expiration or sale of such options held by the Funds generally will be capital gain or loss.

     Any security, option, or other position entered into or held by the Funds that substantially diminishes the Funds' risk of loss from any other position held by the Funds may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Funds' gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Funds' holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Funds that may mitigate the effects of the straddle rules.

     Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Funds at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Funds. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Funds' gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

     A shareholder who purchases shares of the Funds by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Funds and the purchase price of the Funds' shares acquired by the shareholder.

     Section 475 of the Code requires that a "dealer" in securities must generally "mark to market" at the end of its taxable year all securities which it owns. The resulting gain or loss is treated as ordinary (and not capital) gain or loss, except to the extent allocable to periods during which the dealer held the security for investment. The "mark to market" rules do not apply, however, to a security held for investment which is clearly identified in the dealer's records as being held for investment before the end of the day in which the security was acquired. The IRS has issued guidance under Section 475 that provides that, for example, a bank that regularly originates and sells loans is a dealer in securities, and subject to the "mark to market" rules. Shares of the Funds held by a dealer in securities will be subject to the "mark to market" rules unless they are held by the dealer for investment and the dealer property identifies the shares as held for investment.

     Redemptions and exchanges of shares of the Funds will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

     The above discussion and the related discussion in the prospectuses are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Funds.

                           DIVIDENDS AND DISTRIBUTIONS

     The Funds will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

     The amount of income dividend payments by the Funds is dependent upon the amount of net investment income received by the Funds from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

     The Funds also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Funds may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Funds realize a net gain on transactions involving investments held more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Funds will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Funds' shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

     Any dividend or distribution paid by the Funds reduce the Funds' net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

     Dividends and other distributions will be made in the form of additional shares of the Funds unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

                             PERFORMANCE INFORMATION

TOTAL RETURN

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

             n
     P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return

                                         One Year               Since Inception*
                                         --------               ----------------
Equity Fund                                11.84%                    18.00%

Balanced Fund                               6.79%                    14.94%

----------
* The inception dates for the Funds are as follows: Balanced Fund January 13, 1998 and Equity Fund December 3, 1997.

OTHER INFORMATION

     Performance data of the Funds quoted in advertising and other promotional materials represents past performance and is not intended to predict or guarantee future results. The return and principal value of an investment in the Funds will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Funds may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD and BARRON'S.

                               GENERAL INFORMATION

     The Trust was organized as a Delaware business trust on October 3, 1996. The Trust has no business history prior to the offering of the first of its series of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds. Each share represents an interest in the Funds proportionately equal to the interest of each other share.

Upon the Funds' liquidation, all shareholders would share pro rata in the net assets of the Funds available for distribution to shareholders.

     The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

     If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares. The Board of Trustees has created numerous series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     The Funds intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Fund may make payment partly in its portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Funds do not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Funds pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Funds' net assets at the beginning of such period.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Funds' principal underwriter is First Fund Distributors, Inc., 4455 E. Camelback Rd., Suite 261E, Phoenix, AZ 85018

     The Funds' custodian, Firstar Bank, 425 Walnut Street, Cincinnati, Ohio 45202 is responsible for holding the Funds' assets. American Data Services, P.O. Box 5536, Hauppauge, NY 11788 acts as the Funds' transfer agent and accounting services agent. The Funds' independent accountants, Pricewaterhouse Coopers, LLP, 1177 Avenue of the Americas, New York, NY 10036, assist in the preparation of certain reports to the Securities and Exchange Commission and the Funds' tax returns.

The Boards of the Trust, the Advisor and the Distributor have adopted Codes of ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION: CORPORATE BOND RATINGS

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

                                THE AL FRANK FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated April 28, 2000

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus dated April 28, 2000, as may be amended from time to time, of The Al Frank Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"). Al Frank Asset Management, Inc. (the "Advisor") is the Advisor to the Fund. A copy of the prospectus may be obtained by writing to the Fund at 465 Forest Avenue, Suite I, Laguna Beach, CA 92651; or by calling 888-263-6443.

                                TABLE OF CONTENTS

The Trust .................................................................  B-2

Investment Policies .......................................................  B-2

Management ................................................................ B-10

Distribution Arrangements ................................................. B-13

Portfolio Transactions and Brokerage....................................... B-14

Net Asset Value ........................................................... B-15

Taxation .................................................................. B-15

Dividends and Distributions ............................................... B-18

Performance Information ................................................... B-19

General Information ....................................................... B-19

                                    THE TRUST

     Advisors Series Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This SAI relates only to the Fund.

     The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                               INVESTMENT POLICIES

     This discussion below supplements information contained in the prospectus as to investment policies of the Fund.

CONVERTIBLE SECURITIES AND WARRANTS

     The Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

SHORT-TERM INVESTMENTS

     The Fund may invest in any of the following securities and instruments:

     BANK CERTIFICATES OR DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

     Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

     As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

INVESTMENT COMPANY SECURITIES

     The Fund may invest in shares of other investment companies. The Fund may invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

GOVERNMENT OBLIGATIONS

     The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

     Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

FOREIGN INVESTMENTS AND CURRENCIES

     The Fund may invest in securities of foreign issuers, provided that they are publicly traded in the United States.

     DEPOSITARY RECEIPTS. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

     RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

     POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     CURRENCY FLUCTUATIONS. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     TAXES. The interest and dividends payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

OPTIONS ON SECURITIES

     PURCHASING PUT AND CALL OPTIONS. The Fund may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions, not in excess of 5% of the Fund's total net assets. The Fund will engage in trading of such derivative securities exclusively for hedging purposes.

     If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a security which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

     If the Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of the Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

     Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which the Advisor believes there is an active secondary market to facilitate closing transactions.

     WRITING CALL OPTIONS. The Fund may write covered call options. A call option is "covered" if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     STOCK INDEX OPTIONS. The Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

     The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index would be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase put or call options only with respect to an index which the Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

     RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the Internal Revenue Code of 1986 (the "Code") requirements for qualification of the Fund as a regulated investment company. See "Dividends and Distributions" and "Taxation."

     DEALER OPTIONS. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

     SPREAD TRANSACTIONS. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

     The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Advisor to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

     The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

LENDING PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities in an amount not exceeding one-third of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Code.

SHORT SALES

     The Fund is authorized to make short sales of securities. In a short sale, the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Short sales by the Fund create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

INVESTMENT RESTRICTIONS

     The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(ii) more than 50% of the outstanding shares of the Fund.

     As a matter of fundamental policy, the Fund is diversified. The Fund's investment objective is also fundamental.

     In addition, the Fund may not:

     1. Issue senior securities, borrow money or pledge its assets, except that
(i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may borrow money from banks to purchase securities;

     3. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

     5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

     6. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission;

     7. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

     8. Make investments for the purpose of exercising control or management.

     The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

     The Fund may not:

     1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law;

     2. Invest in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the Board of Trustees to be liquid); or

     3. Purchase or sell future contracts.

                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives and policies and to general supervision by the Board of Trustees.

     The Trustees and officers of the Trust, their ages and positions with the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age            Position        Principal Occupation During Past Five Years
---------------------            --------        -------------------------------------------
Walter Auch, Sr.(Born 1921)      Trustee         Director, Nicholas-Applegate Mutual Funds, Brinson Funds
6001 N. 62nd Place                               (since 1994), Smith Barney Trak Fund, Pimco Advisors L.P.,
Paradise Valley, AZ 85253                        Banyan Realty Trust, Banyan Land Fund  II and Legend Properties.

Eric Banhazl (Born 1957)*        Trustee,        Senior Vice President, Investment Company Administration LLC;
2025 E. Financial Way            President and   Vice  President,   First  Fund   Distributors,   Inc.;   Assistant
Treasurer,
Glendora, CA 91740               Treasurer       RNC Mutual Fund Group; Treasurer, Guinness Flight Investment
                                                 Funds, Inc. and Professionally Managed Portfolios.

Donald O'Connor (Born 1936)      Trustee         Retired; formerly Executive Vice President and Chief Operating
1700 Taylor Avenue                               Officer of ICI Mutual Insurance Company (until January, 1997),
Fort Washington MD, 20744                        Vice President, Operations, Investment Company Institute (until
                                                 June, 1993).

George Wofford III               Trustee         Vice President, Information Services, Federal Home Loan Bank of
(Born 1939)                                      San Francisco (since March, 1993); formerly Director of
305 Glendora Circle                              Management Information Services, Morrison & Foerster (law
Danville, CA 94526                               firm).

Steven J. Paggioli               Vice            Executive Vice President, Robert H. Wadsworth & Associates, Inc.
(Born 1950)                      President       and Investment Company Administration LLC; Vice President,
479 W. 22nd Street                               First Fund Distributors, Inc.; President and Trustee,
New York, NY 10011                               Professionally Managed Portfolios; Director, Managers Funds, Inc.

Robert H. Wadsworth              Vice            President, Robert H. Wadsworth & Associates, Inc., Investment
(Born 1940)                      President       Company Administration, LLC and First Fund Distributors, Inc.;
4455 E. Camelback Road                           Vice President, Professionally Managed Portfolios; President,
Suite 261E                                       Guinness Flight Investment Funds, Inc.; Director, Germany Fund,
Phoenix, AZ 85018                                Inc., New Germany Fund, Inc. and Central European Equity Fund,
                                                 Inc. and Deutsche Funds, Inc.

Chris O. Moser (Born 1949)       Secretary       Employed by Investment Company Administration LLC (since
4455 E. Camelback Road                           July, 1996); formerly employed by Bank One, N.A. (from August,
Suite 261E                                       1995 until July, 1996); O'Connor, Cavanagh,  Anderson,
Phoenix, AZ 85018                                Killingsworth and Beshears (law firm) (until August, 1995).

----------
*    denotes Trustee who is an "interested person" of the Trust under the 1940
     Act.

Name and Position                         Aggregate Compensation From the Trust*
-----------------                         --------------------------------------
Walter E. Auch, Sr., Trustee                              $12,000

Donald E. O'Connor, Trustee                               $12,000

George T. Wofford III, Trustee                            $12,000

For the fiscal year ended December 31, 1999, Trustees' fees and expenses in the amount of $12,000 per independent Trustee were paid by the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

THE ADVISOR

     Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisor is controlled by AFAM Acquisition, Inc..

     Under the Advisory Agreement, the Advisor agrees to invest the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, Statement of Additional Information, and undertakings; and such other limitations, policies and procedures as the Trustees of the Trust may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

     Without limiting the generality of the foregoing, the Advisor has agreed to
(i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets, (ii) effect the purchase and sale of portfolio securities; (iii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) vote proxies and take other actions with respect to the Fund's securities; (v) maintain the books and records required to be maintained with respect to the securities in the Fund's portfolio; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request. The Advisor has also agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of the Fund, the Advisor has agreed to be responsible for the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor. As compensation for the Advisor's services, the Fund pays it an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Administrator, the Fund is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, except that it is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon the Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

     During the year ended December 31, 1999, the Advisor earned $65,861 in advisory fees. The Advisor has contractually agreed to limit total fund operating expenses to 2.25% of average net assets annually. As a result of that limitation, during the year ended December 31, 1999, the Advisor waived the full amount of its fee and paid fund operating expenses in the amount of $26,149. During the year ended December 31, 1998, the Advisor earned $50,113 in advisory fees of which, the Advisor waived the full amount of its fee and paid fund operating expenses in the amount of $25,133.

     Under the Advisory Agreement, the Advisor will not be liable to the Trust or the Fund or any shareholder for any act or omission in the course of, or connected with, rendering services or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Agreement.

     The Advisory Agreement will remain in effect for a period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days written notice to the Advisor. The Advisory

Agreement also may be terminated by the Advisor on 60 days written notice to the Trust. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

     THE ADMINISTRATOR. The Administrator has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and other filings with the Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to permit the offer and sale of the shares of the Trust under the securities or "blue sky" laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust's custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; and (vii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator. For its services, the Administrator receives a monthly fee at the following annual rate, subject to a $30,000 minimum:

Fund asset level                          Fee rate
----------------                          --------
First $50 million                         0.20% of average daily net assets
Next $50 million                          0.15% of average daily net assets
Next $50 million                          0.10% of average daily net assets
Next $50 million, and thereafter          0.05% of average daily net assets

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTION ARRANGEMENTS

     First Fund Distributors, Inc. (the "Distributor"), a corporation partly owned by Messrs. Paggioli and Wadsworth, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (the "Plan") under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity.

     During the fiscal year ended December 31, 1999, the Fund paid $16,465 in distribution fees, of which $5,537 was paid out as compensation to dealers, $4,538 was paid out as compensation to sales personnel, $3,667 was for reimbursement of printing expenses, $1,923 was for reimbursement of advertising expenses, and $800 was for miscellaneous expenses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that the Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     Brokerage commissions paid by the Fund during the year ended December 31, 1999, totaled $15,972.

     Brokerage commissions paid by the Fund during the year ended December 31, 1998, totaled $35,541.

     Portfolio turnover for the Fund during the year ended December 31, 1999, was 19.00%.

                                 NET ASSET VALUE

     The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

     The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

     Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.

     The Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

     Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

     An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. If an options exchange closes after the time at which the Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

     All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                                    TAXATION

     The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended, (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

     In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and
(b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

     Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested by the Fund in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carry-overs from the eight prior taxable years will be applied against capital gains. Shareholders receiving a distribution from the Fund in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     The Fund or the securities dealer effecting a redemption of the Fund's shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and certain required certifications on the New Account application or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

     The Fund intends to declare and pay dividends and other distributions, as stated in the prospectuses. In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

     The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

     If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of the Fund's foreign source income (including any foreign income taxes paid by the Fund), and
(ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund's total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

     The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

     The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

     For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

     Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

     Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

     A shareholder who purchases shares of the Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the fund and the purchase price of the Fund's shares acquired by the shareholder.

     Section 475 of the Code requires that a "dealer" in securities must generally "mark to market" at the end of its taxable year all securities which it owns. The resulting gain or loss is treated as ordinary (and not capital) gain or loss, except to the extent allocable to periods during which the dealer held the security for investment. The "mark to market" rules do not apply, however, to a security held for investment which is clearly identified in the dealer's records as being held for investment before the end of the day in which the security was acquired. The IRS has issued guidance under Section 475 that provides that, for example, a bank that regularly originates and sells loans is a dealer in securities, and subject to the "mark to market" rules. Shares of the Fund held by a dealer in securities will be subject to the "mark to market" rules unless they are held by the dealer for investment and the dealer property identifies the shares as held for investment.

     Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

     The above discussion and the related discussion in the prospectuses are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

     The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

     The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

     Any dividend or distribution paid by the Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

     Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

                             PERFORMANCE INFORMATION

TOTAL RETURN

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

             n
     P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     For the year ended December 31, 1999, the Fund had a total return of 60.42%. Since the Fund's inception on January 2, 1998, the Fund had a total return of 20.69%.

OTHER INFORMATION

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or guarantee future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD and BARRON'S.

                               GENERAL INFORMATION

     Advisors Series Trust is an open-end management investment company organized as a Delaware business trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of 23 effective series of shares of beneficial interest, par value of 0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

     The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

     If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created two series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Fund's principal underwriter is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018.

     The Fund's custodian, Firstar Bank, 425 Walnut Street, Cincinnati, Ohio 45202 is responsible for holding the Fund's assets. American Data Services, P.O. Box 5536, Hauppauge, NY 11788 acts as the Fund's transfer agent and accounting services agent. The Fund's independent accountants, PricewaterhouseCoopers, LLP, 555 Fifth Avenue, New York, NY 10017, assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.

     The Boards of the Trust, the Advisor and the Distributor have adopted Codes of ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

     The Fund is a diversified series of the Trust.

     Shares of the Fund owned by the Trustees and officers as a group were less than 1% at March 31, 2000.

     As of March 29, 2000, the following additional persons owned of record and/or beneficially more than 5% of The Al Frank Fund's outstanding voting securities:

     Charles Schwab, 101 Montgomery St., San Francisco, CA 94104; 40.03% record.

     National Investor Services, 55 Water St., New York, NY 10041; 6.54% record.

     As filed with the Securities and Exchange Commission on April 28, 2000
                                                      Registration No. 333-17391
                                                              File No. 811-07959
================================================================================



                                     Part C

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT

                              ADVISORS SERIES TRUST



================================================================================

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

     (a)  Agreement and Declaration of Trust (1)
     (b)  By-Laws (1)
     (c)  Not applicable
     (d)  (i)   Form of Investment Advisory Agreement (4)
          (ii)  Form of Amendment to Investment Advisory Agreement (5)
     (e)  Distribution Agreement (2)
     (f)  Not applicable
     (g)  Custodian Agreement (3)
     (h)  (i)   Administration Agreement with Investment Company Administration
                Corporation (2)
          (ii)  Fund Accounting Service Agreement (2)
          (iii) Transfer Agency and Service Agreement (2)
     (i)  Consent of Counsel - filed herewith.
     (j) Consent of PricewaterhouseCoopers LLP and McGladrey & Pullen LLP - filed herewith.
     (k)  Not applicable
     (l)  Investment letters (3)
     (m)  Form of Rule 12b-1 Plan (4)
     (n)  Not applicable
     (o)  Not applicable
     (p)  Code of Ethics
          (i)  Advisors Series Trust Code of Ethics(6)
          (ii) First Fund Distributors, Inc.'s Code of Ethics - filed herewith.

     (1) Previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on December 6, 1996 and incorporated herein by reference.

     (2) Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-17391) on January 29, 1997 and incorporated herein by reference.

     (3) Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-17391) on February 28, 1997 and incorporated herein by reference.

     (4) Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 333-17391) on January 15, 1999 and incorporated herein by reference.

     (5) Previously filed with Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 333-17391) on June 30, 1999 and incorporated herein by reference.

     (6) Previously filed with Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 333-17391 on April 19,2000 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 25. INDEMNIFICATION.

     Article VI of Registrant's By-Laws states as follows:

     Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Article.

     Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

     (a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust's best interests, and

     (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests, and

     (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

     The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

     Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

     Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

     No indemnification shall be made under Sections 2 or 3 of this Article:


     (a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or


     (b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

     (c) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

     Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

     Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

     (a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

     (b)  A written opinion by an independent legal counsel.

     Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i)security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

     Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

     Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

     (a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

     (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

     Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The information required by this item with respect to American Trust Company is as follows:

     American Trust Company is a trust company chartered under the laws of the State of New Hampshire. Its President and Director, Paul H. Collins, is a director of:

     MacKenzie-Childs, Ltd.
     360 State Road 90
     Aurora, NY 13026

     Great Northern Arts
     Castle Music, Inc.
     World Family Foundation
     all with an address at
     Gordon Road, Middletown, NY

Robert E. Moses, a Director of American Trust Company, is a director of:

     Mascoma Mutual Hold Corp.
     On The Green
     Lebanon, NH 03766

     Information required by this item is contained in the Form ADV of the following entities and is incorporated herein by reference:

     Name of investment adviser                           File No.
     --------------------------                           --------
     Rockhaven Asset Management, LLC                      801-54084
     Capital Advisors, Inc.                               801-14050
     Chase Investment Counsel Corp.                       801-3396
     Avatar Investors Associates Corp.                    801-7061
     The Edgar Lomax Company                              801-19358
     AF Holdings, Inc.                                    801-30528
     Heritage West Advisors, LLC                          801-55233
     Howard Capital Management                            801-10188
     Segall Bryant & Hamill                               801-47232
     National Asset Management Corporation                801-14666
     Charter Financial Group, Inc.                        801-50956
     Chartwell Investment Partners                        801-54124

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) The Registrant's principal underwriter also acts as principal underwriter for the following investment companies:

     Guinness Flight Investment Funds
     Fleming Capital Mutual Fund Group, Inc.
     Fremont Mutual Funds, Inc.
     Jurika & Voyles Fund Group
     Kayne Anderson Mutual Funds
     Masters' Select Investment Trust
     O'Shaughnessy Funds, Inc.
     PIC Investment Trust
     The Purisima Funds
     Professionally Managed Portfolios
     Rainier Investment Management Mutual Funds
     RNC Mutual Fund Group, Inc.
     Brandes Investment Trust
     Allegiance Investment Trust
     The Dessauer Global Equity Fund

     Puget Sound Alternative Investment Trust
     UBS Private Investor Funds
     FFTW Funds, Inc.
     Investors Research Fund, Inc.
     Harding, Loevner Funds, Inc.
     Samco Funds, Inc.
     TIFF Investment Program
     Trust for Investment Managers

     (b) The following information is furnished with respect to the officers and directors of First Fund Distributors, Inc.: Position and Offices Position and Name and Principal with Principal Offices with Business Address Underwriter Registrant
                                      Position and Office         Position and
Name and Principal                    with Principal              Offices with
Business Address                      Underwriter                 Registrant
----------------                      -----------                 ----------
Robert H. Wadsworth                   President and               Vice President
4455 E. Camelback Road                Treasurer
Suite 261E
Phoenix, AZ  85018

Eric M. Banhazl                       Vice President              President,
2020 E. Financial Way, Ste. 100                                   Treasurer
Glendora, CA 91741                                                and Trustee

Steven J. Paggioli                    Vice President and          Vice President
915 Broadway, Ste. 1605               Secretary
New York, New York 10010

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the following persons:

     (a) the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by the Registrant;

     (b) the documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) will be maintained by the respective investment advisors:

     American Trust Company, One Court Street, Lebanon, NH 03766

     Rockhaven Asset Management, 100 First Avenue, Suite 1050, Pittsburgh, PA 15222

     Chase Investment Counsel Corp., 300 Preston Avenue, Charlottesville, VA
     22902

     Avatar Associates Investment Corp., 900 Third Avenue, New York, NY 10022

     The Edgar Lomax Company, 6564 Loisdale Court, Springfield, VA 22150

     AF Holdings, Inc. 465 Forest Avenue, Suite I, Laguna Beach, CA 92651

     Heritage West Advisors, LLC, 1850 North Central Ave., Suite 610, Phoenix, AZ 85004

     Liberty Bank and Trust Company, 4101 Pauger St., Suite 105, New Orleans, LA 70122

     Howard Capital Management, 45 Rockefeller Plaza, Suite 1440, New York, New York 10111

     Segall Bryant & Hamill, 10 South Wacker Drive, Suite 2150, Chicago, IL
     60606

     National Asset Management Corporation, 101 South Fifth Street, Louisville, KY 40202

     Charter Financial Group, Inc., 1401 I Street N.W., Suite 505, Washington, DC 20005

     Chartwell Investment Partners, 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312

     Capital Advisors, Inc. 3205 S. Boston Ave., Suite 1300, Tulsa, OK 74013

     (c) with respect to The Heritage West Preferred Securities Income Fund series of the Registrant, all other records will be maintained by the Registrant; and

     (d) all other documents will be maintained by Registrant's custodian, Firstar Bank, 425 Walnut Street, Cincinnati, OH 45202.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Registrant hereby undertakes to:

     (a) Furnish each person to whom a Prospectus is delivered a copy of the applicable latest annual report to shareholders, upon request and without charge.

     (b) If requested to do so by the holders of at least 10% of the Trust's outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

     (c) On behalf of each of its series, to change any disclosure of past performance of an Advisor to a series to conform to changes in the position of the staff of the Commission with respect to such presentation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant represents that this amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, there to duly authorized in the City of Phoenix and State of Arizona on the 28th day of April, 2000.

                                        ADVISORS SERIES TRUST


                                        By /s/ Eric M. Banhazl*
                                           -------------------------------------
                                           Eric M. Banhazl
                                           President

     This Amendment to the Registration Statement on Form N-1A of Advisors Series Trust has been signed below by the following persons in the capacities indicated on April 28, 2000.


/s/ Eric M. Banhazl*                        President, Principal Financial
------------------------------------        and Accounting Officer, and Trustee
Eric M. Banhazl


/s/ Walter E. Auch Sr.*                     Trustee
------------------------------------
Walter E. Auch, Sr.


/s/ Donald E. O'Connor*                     Trustee
-----------------------------------
Donald E. O'Connor


/s/ George T. Wofford III*                  Trustee
-----------------------------------
George T. Wofford III

* /s/ Robert H. Wadsworth
By:  Robert H. Wadsworth
       Attorney in Fact

                                    EXHIBITS

Exhibit Number               Description
--------------               -----------
99B.i                        Consent of counsel
99B.j                        Independent Accountants consent
99B.p                        Code of Ethics for First Fund Distributors, Inc.